UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number    811-06481

Franklin Municipal Securities Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

 Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code:      650 312-2000

Date of fiscal year end:    5/31

Date of reporting period:    5/31/20

Item 1.   Reports to Stockholders.

Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the 12 months ended May 31, 2020, the U.S. economy showed mixed results, growing moderately through the end of 2019 amid concerns about trade, but contracting in 2020’s first quarter in response to the novel coronavirus (COVID-19) pandemic. The U.S. Federal Reserve (Fed), having lowered the federal funds rate by 0.25% at each of its July, September and October 2019 meetings, held the rate unchanged through February 2020. However, given larger economic risks posed by COVID-19, the Fed lowered its key rate again by 0.50% on March 3 and further by 1.00% on March 15, decreasing the rate during the period from 2.50% to 0.25%. In its efforts to support U.S. economic activity, the Fed also announced broad quantitative easing measures to support credit markets.

During the 12-month period, municipal bonds delivered moderately positive returns as investors were attracted to tax-free income in a declining interest-rate environment. Factors contributing to this positive investment environment for municipals included relatively low inflation, interest-rate declines and recent actions by the Fed to support the municipal bond market.

On July 1, 2020, we are proud to appoint Ben Barber, who rejoins Franklin to succeed Sheila Amoroso as senior vice president and director of our municipal bond department. Ben most recently served as co-head of municipal bonds at Goldman Sachs Asset Management. Ben started his career of over 28 years of municipal bond investing at Franklin in 1991, working with several current investment team members through 1999, when he joined Goldman Sachs.

Franklin Municipal Securities Trust’s annual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. In addition, on our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their compounding tax-free income component. As you know, all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us.

We appreciate your confidence in us and encourage you to contact us or your financial advisor when you have questions about your Franklin tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Municipal Securities Trust

Ben Barber

Senior Vice President

Director of Municipal Bonds

This letter reflects our analysis and opinions as of May 31, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Annual Report	franklintempleton.com

ANNUAL REPORT

Municipal Bond Market Overview

The 12-month period ended May 31, 2020, was defined by two distinct phases: before and during the global outbreak of the novel coronavirus (COVID-19). In terms of U.S.-domiciled assets, equities, corporate bonds, U.S. Treasuries and municipal bonds all posted positive returns for the period’s first eight and a half months. By the end of February, COVID-19 had spread globally and volatility in all asset types spiked. Municipal bonds experienced selling pressure, while U.S. Treasury prices rallied and drove yields, which move inversely to price, to reach historical lows.

As volatility due to the COVID-19 pandemic increased across financial markets in late February 2020 and into early March, the municipal bond market seemed relatively impervious. However, during the second week of March, the municipal bond market experienced one of its worst single-day price declines over the past decade.

Federal authorities quickly implemented monetary policy and fiscal stimulus packages to combat the economic and market impact of the global pandemic. Despite the federal responses, many investors expected an economic recession and fled to perceived safe-haven assets, most specifically U.S. Treasury securities. Although yields on U.S. Treasuries dropped to all-time lows as prices rose, municipal bonds sold off significantly as many investors priced in the potential effects of the economic slowdown on state and local governments, as well as related municipal bond sectors. Municipal bond yields moved abruptly and significantly higher in mid-March 2020, but the February–March selloff abated after the U.S. Federal Reserve (Fed) stepped in to help stabilize short-dated municipal securities. Similarly, the phase three federal stimulus package, which gives the Fed the ability to buy municipal bonds, served to calm the markets.

The Fed has acted aggressively to stem the tide of negative economic repercussions. After cutting the federal funds target rate three times in 2019, the Fed implemented two emergency rate cuts in March 2020, lowering the rate to a range of 0.00%–0.25%. The Fed also implemented additional tools, with several specifically intended to support stability in the municipal bond market.

In the U.S., the February–March 2020 selloff in municipal bonds appeared similar to the global financial crisis more than a decade ago, with many investors seemingly believing U.S. Treasuries are the only safe-haven investments. We believe uncertainty related to the COVID-19 pandemic has been the main reason for municipal bond market volatility.

The Investment Company Institute (ICI) reported net inflows of approximately $4 billion from municipal bond mutual funds in May 2020. This modest gain contrasts with the record net outflows of approximately -$42 billion that the municipal bond market suffered in March 2020. For the 12-month period, municipal bond mutual funds had approximately $32 billion of net inflows, according to the ICI.1

For the 12-month period, investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +3.98% total return, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, posted a +11.36% total return, and investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, posted a +10.83% total return.2 All three of these fixed income sectors underperformed U.S. stocks, as measured by the Standard & Poor’s® 500 Index, which posted a +12.84% total return for the period.2

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our disciplined approach of investing to maximize income, while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. Source: Investment Company Institute.

2. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	3

Franklin California High Yield Municipal Fund

This annual report for Franklin California High Yield Municipal Fund covers the fiscal year ended May 31, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of income exempt from federal and California personal income taxes by investing at least 80% of its net assets in municipal securities in any rating category, including higher-yielding, lower-rated securities, that pay interest free from such taxes.1 Its secondary goal is capital appreciation to the extent possible and consistent with its principal goal.

Credit Quality Composition*

5/31/20

Ratings	% of Total Investments
AAA	1.75%
AA	16.80%
A	19.17%
BBB	20.06%
Below Investment Grade	8.22%
Refunded	3.98%
Not Rated	30.02%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.10 on May 31, 2019, to $10.81 on May 31, 2020.2 The Fund’s Class A shares paid dividends totaling 34.3187 cents per share for the reporting period. The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’

Dividend Distributions*

6/1/19–5/31/20

	Dividend per Share (cents)
Month	Class A	Class A1	Class C	Class R6	Advisor Class
June	2.7721	2.8947	2.4464	3.0225	2.9871
July	3.2137	3.3621	2.8323	3.5138	3.4705
August	2.8363	2.9697	2.4798	3.1099	3.0701
September	2.8971	3.0347	2.5291	3.1688	3.1381
October	2.8821	3.0235	2.5146	3.1588	3.1273
November	2.7178	2.8407	2.3697	2.9675	2.9383
December	2.8637	3.0066	2.4868	3.1303	3.1125
January	2.8017	2.9415	2.4320	3.0789	3.0436
February	2.5397	2.6678	2.1994	2.7963	2.7640
March	3.0971	3.2355	2.7297	3.3768	3.3396
April	2.8590	2.9831	2.5269	3.1115	3.0776
May	2.8384	2.9532	2.5098	3.1124	3.0459
Total	34.3187	35.9131	30.0565	37.5475	37.1146

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

distribution rate was 3.03% based on an annualization of May’s 2.8384 cents per share dividend and the maximum offering price of $11.23 on May 31, 2020. An investor in the 2020 maximum combined effective federal and California personal income tax bracket of 53.10% (including 3.80% Medicare tax) would need to earn a distribution rate of 6.46% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. The Fund may invest up to 100% of its assets in bonds whose interest payments are subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 22.

4	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

State Update

California’s large, diverse economy expanded for much of the 12-month period. In March 2020, the state implemented measures to control the spread of the COVID-19 virus that slowed the economy. California’s unemployment rate of 4.1% in May 2019 decreased during the period before jumping to an all-time high of 16.4% in April 2020.3 By period-end, the state’s unemployment rate reached 16.3%, which was higher than the 13.3% national rate.3 The state closed fiscal year 2019 (ended June 30) with a better-than-projected positive balance in its special fund for economic uncertainties and budget stabilization account, resulting from greater-than-projected tax revenues. Near period-end, the governor submitted a budget revision that reflected a slowdown in tax revenue collections and the shifting of its income tax filing deadline. The revised budget called for a pay cut to all state employees and less funding for the coming fiscal year for education. California’s net tax-supported debt was $2,147 per capita and 3.2% of personal income, compared with the $1,071 and 2.0% national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed California’s general obligations bonds rating of AA- with a stable outlook.5 The rating reflected S&P’s view of the state’s strong economy, commitment to balance revenues and expenses and pay down debts, solid reserve levels, strong overall liquidity, and declining but moderately high debt ratios. S&P noted challenges, including potential pandemic-related lost tax revenue and unreimbursed additional costs, high housing costs, difficult-to-forecast revenues and minimal prefunding of retiree health care benefits.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders, while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Portfolio Composition

5/31/20

% of Total Investments
Tax-Supported	23.17%
Transportation	17.49%
Hospital & Health Care	10.97%
General Obligation	10.94%
Other Revenue	10.33%
Housing	7.91%
Utilities	6.12%
Refunded	5.78%
Higher Education	3.99%
Subject to Government Appropriations	2.74%
Corporate-Backed	0.56%

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that have an average weighted maturity of 15 to 30 years with good call features. Based on the combination of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve, in which interest rates for longer-term bonds are higher than those for shorter-term bonds, we favored the use of longer-term bonds. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Thank you for your continued participation in Franklin California High Yield Municipal Fund. We look forward to serving your future investment needs.

3. Source: Bureau of Labor Statistics

4. Source: Moody’s Investors Service, State government – US Medians – State debt declined in 2019, but likely to grow in coming years, 5/12/20.

5. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	5

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Performance Summary as of May 31, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[1]	Average Annual Total Return	[2]
A3,4
1-Year	+0.43%		-3.33%
5-Year	+21.40%		+3.16%
10-Year	+74.42%		+5.32%
Advisor
1-Year	+0.68%		+0.68%
5-Year	+22.18%		+4.09%
10-Year	+76.23%		+5.83%

Share Class	Distribution Rate	[5]	Taxable Equivalent Distribution Rate	[6]	30-Day Standardized Yield	[7]	Taxable Equivalent 30-Day Standardized Yield	[6]
A	3.03%		6.46%		2.66%		5.67%
Advisor	3.38%		7.21%		3.01%		6.42%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

franklintempleton.com	Annual Report	7

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (6/1/10–5/31/20)

Advisor Class (6/1/10–5/31/20)

See page 9 for Performance Summary footnotes.

8	Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

PERFORMANCE SUMMARY

Distributions (6/1/19–5/31/20)

Share Class	Net Investment Income
A	$0.343187
A1	$0.359131
C	$0.300565
R6	$0.375475
Advisor	$0.371146

Total Annual Operating Expenses9

Share Class
A	0.83%
Advisor	0.58%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including loss of principal. Because municipal bonds are sensitive to interest-rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Investments in lower-rated bonds include higher risk of default and loss of principal. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the marketin general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risk.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available.

Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Advisor Class) per share on 5/31/20.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/19/19 for the maximum combined effective federal and California state personal income tax rate of 53.10%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	9

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 12/1/19	Ending Account Value 5/31/20	Expenses Paid During Period 12/1/19–5/31/201, [2]	Ending Account Value 5/31/20	Expenses Paid During Period 12/1/19–5/31/201, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$977.50	$3.91	$1,021.05	$3.99	0.79%
A1	$1,000	$978.20	$3.17	$1,021.80	$3.23	0.64%
C	$1,000	$974.90	$5.88	$1,019.05	$6.01	1.19%
R6	$1,000	$978.10	$2.47	$1,022.50	$2.53	0.50%
Advisor	$1,000	$978.80	$2.67	$1,022.30	$2.73	0.54%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

10	Annual Report	franklintempleton.com

Franklin Tennessee Municipal Bond Fund

This annual report for Franklin Tennessee Municipal Bond Fund covers the fiscal year ended May 31, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize income exempt from federal and Tennessee personal income taxes, consistent with prudent investing and the preservation of capital, by investing at least 80% of its net assets in investment grade municipal securities that pay interest free from such taxes.1

Credit Quality Composition*

5/31/20

Ratings	% of Total Investments
AAA	2.78%
AA	59.42%
A	21.90%
BBB	3.41%
Below Investment Grade	1.56%
Refunded	9.42%
Not Rated	1.51%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.97 on May 31, 2019, to $10.96 on May 31, 2020.2 The Fund’s Class A shares paid dividends totaling 28.6400 cents per share for the reporting period. The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.36% based on an annualization of May’s 2.2367 cent per share dividend and the maximum

Dividend Distributions*

6/1/19–5/31/20

	Dividend per Share (cents)
Month	Class A	Class A1	Class R6	Advisor Class
June	2.3921	2.5159	2.6273	2.6018
July	2.7762	2.9227	3.0549	3.0242
August	2.4940	2.6285	2.7500	2.7214
September	2.5834	2.7220	2.8469	2.8176
October	2.5326	2.6727	2.7979	2.7686
November	2.2245	2.3558	2.4727	2.4453
December	2.3255	2.4687	2.5970	2.5666
January	2.2744	2.4135	2.5388	2.5092
February	2.0987	2.2264	2.3409	2.3140
March	2.4292	2.5710	2.6974	2.6684
April	2.2727	2.4041	2.5220	2.4947
May	2.2367	2.3655	2.4780	2.4525
Total	28.6400	30.2668	31.7238	31.3843

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

offering price of $11.39 on May 31, 2020. An investor in the 2020 maximum combined effective federal and Tennessee personal income tax bracket of 41.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.05% from a taxable investment to match the Fund’s Class A tax-free distribution rate. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. The Fund may invest up to 100% of its assets in bonds whose interest payments are subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period.

Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 44.

franklintempleton.com	Annual Report	11

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

State Update

During the 12 months under review, Tennessee’s economy was negatively impacted by the novel coronavirus (COVID-19) pandemic. In April 2020, the state implemented measures to control the spread of COVID-19 that slowed the economy. The unemployment rate began the period at 3.5%, and experienced only slight fluctuations until April, when the unemployment rate jumped to an all-time high of 15.5%.3 By period-end, Tennessee’s unemployment rate reached 11.3%, which was lower than the 13.3% national rate.3 In response to the pandemic and the resulting slowdown in tax revenue collections, lawmakers revised the fiscal year 2021 budget. The revised budget called for bolstering the state’s rainy day fund and included a provision that increased spending on an infrastructure fund that will allow cities and counties to use funds to address COVID-19 needs. The revised budget will also reduce education and mental health funding. Tennessee’s net tax-supported debt was relatively low at $292 per capita and 0.6% of personal income, compared with the $1,071 and 2.0% national medians, respectively.4 During the period under review, independent credit rating agency Moody’s Investors Service assigned the state’s general obligations bonds an Aaa rating with a stable outlook.5 The rating reflected Moody’s view of the state’s conservative fiscal management, low debt levels, well-funded pension system, a growing and diversifying economy and flexibility to adjust retiree healthcare benefits.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders, while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that have an average weighted maturity of 15 to 30 years with good call features. Based on the combination of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve, in

Portfolio Composition

5/31/20

% of Total Investments
Utilities	27.75%
Hospital & Health Care	14.49%
General Obligation	13.92%
Higher Education	11.65%
Transportation	11.62%
Refunded	9.42%
Housing	7.66%
Other Revenue	2.84%
Subject to Government Appropriations	0.65%

which interest rates for longer-term bonds are higher than those for shorter-term bonds, we favored the use of longer-term bonds. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Thank you for your continued participation in Franklin Tennessee Municipal Bond Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics

4. Source: Moody’s Investors Service, State government – US Medians – State debt declined in 2019, but likely to grow in coming years, 5/12/20.

5. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

12	Annual Report	franklintempleton.com

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

Performance Summary as of May 31, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]
A3,4
1-Year	+2.54%	-1.31%
5-Year	+12.67%	+1.63%
10-Year	+35.97%	+2.73%
Advisor[5]
1-Year	+2.79%	+2.79%
5-Year	+13.40%	+2.55%
10-Year	+36.80%	+3.18%

Share Class	Distribution Rate[6]	Taxable Equivalent Distribution Rate[7]	30-Day Standardized Yield[8]	Taxable Equivalent 30-Day Standardized Yield[7]
A	2.36%	4.05%	1.32%	2.27%
Advisor	2.69%	4.62%	1.63%	2.80%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 15 for Performance Summary footnotes.

franklintempleton.com	Annual Report	13

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (6/1/10–5/31/20)

Advisor Class (6/1/10–5/31/20)

See page 15 for Performance Summary footnotes.

14	Annual Report	franklintempleton.com

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

PERFORMANCE SUMMARY

Distributions (6/1/19–5/31/20)

Share Class	Net Investment Income
A	$0.286400
A1	$0.302668
R6	$0.317238
Advisor	$0.313843

Total Annual Operating Expenses10

Share Class
A	0.93%
Advisor	0.68%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including loss of principal. Because municipal bonds are sensitive to interest-rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available.

Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Effective 9/15/16, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor class performance is used reflecting all charges and fees applicable to that class.

6. Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Advisor Class) per share on 5/31/20.

7. Taxable equivalent distribution rate and yield assume the published rates as of 5/31/20 for the maximum combined effective federal and Tennessee state personal income tax rate of 41.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

8. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

9. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	15

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 12/1/19	Ending Account Value 5/31/20	Expenses Paid During Period 12/1/19–5/31/201, [2]	Ending Account Value 5/31/20	Expenses Paid During Period 12/1/19–5/31/201, [2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,008.80	$4.67	$1,020.35	$4.70	0.93%
A1	$1,000	$1,009.50	$3.92	$1,021.10	$3.94	0.78%
R6	$1,000	$1,010.20	$3.27	$1,021.75	$3.29	0.65%
Advisor	$1,000	$1,010.00	$3.42	$1,021.60	$3.44	0.68%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

16	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Highlights

Franklin California High Yield Municipal Fund

	Year Ended May 31,
	2020	2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.10	$10.70

Income from investment operations[b]:

Net investment income[c]	0.34	0.27

Net realized and unrealized gains (losses)	(0.29)	0.41

Total from investment operations	0.05	0.68

Less distributions from:

Net investment income	(0.34)	(0.28)

Net asset value, end of year	$10.81	$11.10

Total return[d]	0.43%	6.56%

Ratios to average net assets[e]

Expenses[f]	0.80%	0.83%

Net investment income	3.10%	3.55%

Supplemental data

Net assets, end of year (000’s)	$425,757	$244,196

Portfolio turnover rate	23.29%	13.91%

aFor the period September 10, 2018 (effective date) to May 31, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	17

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin California High Yield Municipal Fund (continued)

	Year Ended May 31,
	2020	2019		2018	2017	2016

Class A1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.08	$10.70		$10.89	$11.10	$10.65

Income from investment operations[a]:

Net investment income[b]	0.36	0.40		0.39	0.40	0.41

Net realized and unrealized gains (losses)	(0.29)	0.39		(0.19)	(0.22)	0.46

Total from investment operations	0.07	0.79		0.20	0.18	0.87

Less distributions from:

Net investment income	(0.36)	(0.41)		(0.39)	(0.39)	(0.42)

Net asset value, end of year	$10.79	$11.08		$10.70	$10.89	$11.10

Total return[c]	0.58%	7.56%		1.92%	1.71%	8.37%

Ratios to average net assets

Expenses	0.65% [d]	0.68%	[d]	0.66%	0.63%	0.65%

Net investment income	3.25%	3.70%		3.63%	3.66%	3.83%

Supplemental data

Net assets, end of year (000’s)	$1,282,022	$1,386,291		$1,378,169	$1,377,514	$1,442,703

Portfolio turnover rate	23.29%	13.91%		11.08%	19.73%	12.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

18	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin California High Yield Municipal Fund (continued)

	Year Ended May 31,
	2020	2019		2018	2017	2016

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.17	$10.78		$10.97	$11.17	$10.72

Income from investment operations[a]:

Net investment income[b]	0.30	0.34		0.33	0.34	0.36

Net realized and unrealized gains (losses)	(0.30)	0.40		(0.19)	(0.21)	0.45

Total from investment operations	—	0.74		0.14	0.13	0.81

Less distributions from:

Net investment income	(0.30)	(0.35)		(0.33)	(0.33)	(0.36)

Net asset value, end of year	$10.87	$11.17		$10.78	$10.97	$11.17

Total return[c]	(0.04)%	7.01%		1.34%	1.22%	7.73%

Ratios to average net assets

Expenses	1.20% [d]	1.23%	[d]	1.21%	1.18%	1.20%

Net investment income	2.70%	3.15%		3.08%	3.11%	3.28%

Supplemental data

Net assets, end of year (000’s)	$253,579	$272,186		$327,022	$358,308	$377,550

Portfolio turnover rate	23.29%	13.91%		11.08%	19.73%	12.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	19

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin California High Yield Municipal Fund (continued)

	Year Ended May 31,
	2020	2019		2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.12	$10.74		$10.88

Income from investment operations[b]:

Net investment income[c]	0.38	0.41		0.35

Net realized and unrealized gains (losses)	(0.30)	0.39		(0.15)

Total from investment operations	0.08	0.80		0.20

Less distributions from:

Net investment income	(0.38)	(0.42)		(0.34)

Net asset value, end of year	$10.82	$11.12		$10.74

Total return[d]	0.63%	7.66%		1.84%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	0.52%	0.57%		0.55%

Expenses net of waiver and payments by affiliates and expense reduction	0.51% [f]	0.55%	[f]	0.53%

Net investment income	3.39%	3.83%		3.76%

Supplemental data

Net assets, end of year (000’s)	$26,741	$21,214		$13,004

Portfolio turnover rate	23.29%	13.91%		11.08%

aFor the period August 1, 2017 (effective date) to May 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

20	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin California High Yield Municipal Fund (continued)

	Year Ended May 31,
	2020	2019		2018	2017	2016

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.11	$10.73		$10.91	$11.12	$10.67

Income from investment operations[a]:

Net investment income[b]	0.37	0.41		0.40	0.41	0.43

Net realized and unrealized gains (losses)	(0.29)	0.39		(0.18)	(0.22)	0.45

Total from investment operations	0.08	0.80		0.22	0.19	0.88

Less distributions from:

Net investment income	(0.37)	(0.42)		(0.40)	(0.40)	(0.43)

Net asset value, end of year	$10.82	$11.11		$10.73	$10.91	$11.12

Total return	0.68%	7.64%		2.10%	1.80%	8.46%

Ratios to average net assets

Expenses	0.55% [c]	0.58%	[c]	0.56%	0.53%	0.55%

Net investment income	3.35%	3.80%		3.73%	3.76%	3.93%

Supplemental data

Net assets, end of year (000’s)	$903,694	$889,990		$748,355	$720,890	$635,463

Portfolio turnover rate	23.29%	13.91%		11.08%	19.73%	12.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	21

FRANKLIN MUNICIPAL SECURITIES TRUST

Statement of Investments, May 31, 2020

Franklin California High Yield Municipal Fund

	Principal Amount	Value

Municipal Bonds 93.2%

California 90.7%
ABAG Finance Authority for Nonprofit Corporations Revenue, Episcopal Senior Communities, Refunding, 6.125%, 7/01/41	$7,500,000	$7,627,275
Alameda Special Tax, CFD No. 13-1, Alameda Landing Public Improvements, 5.00%, 9/01/46	1,400,000	1,527,204
Artesia RDA Tax Allocation,
Artesia Redevelopment Project Area, 5.50%, 6/01/42	6,355,000	6,361,609
Artesia Redevelopment Project Area, 5.70%, 6/01/42	2,755,000	2,758,609
Housing Set-Aside, Artesia Redevelopment Project Area, 7.70%, 6/01/46	3,115,000	3,126,619
Azusa Special Tax,
Community Facilities District No. 2005-1, Rosedale, Improvement Area No. 2, Assured Guaranty Insured, 5.00%, 9/01/44	1,500,000	1,825,290
Community Facilities District No. 2005-1, Rosedale, Improvemnet Area No. 2, Assured Gauranty Insured, 5.00%, 9/01/49	2,100,000	2,542,386
Baldwin Park USD, GO, Los Angeles County, Capital Appreciation, Election of 2006, BAM Insured, zero cpn., Pre-Refunded, 8/01/42	10,000,000	2,720,700
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Subordinate, Series S-4, Pre-Refunded, 5.25%, 4/01/53	15,000,000	17,137,050
Beaumont Special Tax,
CFD No. 2016-1, Fairway Canyon, 5.00%, 9/01/44	300,000	331,803
CFD No. 2016-1, Fairway Canyon, 5.00%, 9/01/49	400,000	440,284
Beaumont USD, GO, Riverside County, Election of 2008, Series C, AGMC Insured, Pre-Refunded, 6.00%, 8/01/41	1,925,000	2,056,362
California Community Housing Agency Essential Housing Revenue,
Serenity at Larkspur, Series A, 5.00%, 2/01/50	46,525,000	48,551,629
Verdant at Green Valley Project, Series A, 5.00%, 8/01/49	18,000,000	18,751,140
California Community Housing Agency Workforce Housing Revenue, Annadel Apartments, Series A, 5.00%, 4/01/49	27,050,000	28,144,984
California County Tobacco Securitization Agency Tobacco Settlement Revenue, Asset-Backed, Los Angeles County Securitization Corp., 5.70%, 6/01/46	3,000,000	3,001,560
California Health Facilities Financing Authority Revenue,
Adventist Health System/West, Refunding, Series A, 4.00%, 3/01/39	9,000,000	9,571,770
California-Nevada Methodist Homes, Refunding, California Mortgage Insured, 5.00%, 7/01/45	4,500,000	5,150,880
Children’s Hospital Los Angeles, Refunding, Series A, 4.00%, 8/15/49	3,375,000	3,511,451
El Camino Hospital, 4.00%, 2/01/42	6,500,000	7,003,100
El Camino Hospital, 5.00%, 2/01/42	5,000,000	5,825,550
Lucile Salter Packard Children’s Hospital at Stanford, Series A, 5.00%, 8/15/43	7,160,000	7,943,304
Sutter Health, Refunding, Series B, 5.00%, 11/15/46	26,925,000	31,134,993
California HFA Municipal Certificates Revenue, Class A, Series 2, 4.00%, 3/20/33	55,652	56,874
California Infrastructure and Economic Development Bank Revenue, Goodwill Industries of Sacramento Valley and Northern Nevada Project, Series A, 5.00%, 1/01/47	10,360,000	8,112,294
California Municipal Finance Authority Education Revenue,
American Heritage Education Foundation Project, Refunding, Series A, 5.00%, 6/01/36	3,000,000	3,180,450
Literacy First Charter Schools Project, Series A, 5.00%, 12/01/39	1,145,000	1,220,078
Literacy First Charter Schools Project, Series A, 5.00%, 12/01/49	2,775,000	2,919,106
California Municipal Finance Authority Mobile Home Park Revenue,
Caritas Affordable Housing Inc. Projects, Senior, Series A, 5.00%, 8/15/30	1,000,000	1,103,320
Caritas Affordable Housing Inc. Projects, Senior, Series A, 5.25%, 8/15/39	1,200,000	1,307,304
Caritas Affordable Housing Inc. Projects, Senior, Series A, 5.25%, 8/15/49	3,500,000	3,781,295
Royal York Estates, Series A, 4.00%, 2/15/55.	2,375,000	1,948,521

22	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)

California (continued)
California Municipal Finance Authority Mobile Home Park Revenue, (continued)
Windsor Mobile Country Club, Series A, Pre-Refunded, 5.625%, 11/15/33	$1,000,000	$1,180,880
Windsor Mobile Country Club, Series A, Pre-Refunded, 6.00%, 11/15/48	4,000,000	4,768,840
California PFAR,
Henry Mayo Newhall Hospital, Refunding, 5.00%, 10/15/37	1,100,000	1,209,296
Henry Mayo Newhall Hospital, Refunding, 5.00%, 10/15/47	5,000,000	5,400,350
University Housing, NCCD Claremont Properties LLC, Claremont Colleges Project, Series A, 5.00%, 7/01/27	1,125,000	843,750
University Housing, NCCD Claremont Properties LLC, Claremont Colleges Project, Series A, 5.00%, 7/01/32	3,305,000	2,478,750
University Housing, NCCD Claremont Properties LLC, Claremont Colleges Project, Series A, 5.00%, 7/01/37	4,670,000	3,502,500
University Housing, NCCD Claremont Properties LLC, Claremont Colleges Project, Series A, 5.00%, 7/01/47	11,210,000	8,407,500
California School Finance Authority Charter School Revenue,
Aspire Public Schools-Obligated Group, Refunding, Series B, 5.00%, 8/01/35	1,000,000	1,058,330
Aspire Public Schools-Obligated Group, Refunding, Series B, 5.00%, 8/01/45	1,100,000	1,143,560
Classical Academies Project, Refunding, Series A, 5.00%, 10/01/37	1,485,000	1,503,993
Classical Academies Project, Refunding, Series A, 5.00%, 10/01/44	5,610,000	5,587,840
Ednovate-Obligated Group, 5.00%, 6/01/48	1,000,000	995,460
Ednovate-Obligated Group, 5.00%, 6/01/56	1,710,000	1,681,836
Fenton Charter Public Schools Obligated Group, Series A, 5.00%, 7/01/40	750,000	763,845
Fenton Charter Public Schools Obligated Group, Series A, 5.00%, 7/01/50	750,000	756,195
Fenton Charter Public Schools Obligated Group, Series A, 5.00%, 7/01/58	1,000,000	1,000,550
Larchmont Charter School Project, Series A, 5.00%, 6/01/55	2,050,000	1,958,836
Rocketship Education-Obligated Group, Series A, 5.00%, 6/01/34	750,000	751,140
Rocketship Education-Obligated Group, Series A, 5.125%, 6/01/47	845,000	832,241
Rocketship Education-Obligated Group, Series A, 5.25%, 6/01/52	980,000	968,024
Rocketship Public Schools-Obligated Group, Series G, 5.00%, 6/01/30	315,000	323,225
Rocketship Public Schools-Obligated Group, Series G, 5.00%, 6/01/37	360,000	355,536
Rocketship Public Schools-Obligated Group, Series G, 5.00%, 6/01/47	1,720,000	1,663,120
Summit Public Schools-Obligated Group, 5.00%, 6/01/47	1,500,000	1,549,500
California School Finance Authority Educational Facility Revenue,
River Springs Charter School, Series A, 5.00%, 7/01/30	2,000,000	2,083,720
River Springs Charter School, Series A, 5.00%, 7/01/37	2,000,000	1,986,300
River Springs Charter School, Series A, 5.00%, 7/01/47	1,975,000	1,882,057
River Springs Charter School, Series A, 5.00%, 7/01/52	1,340,000	1,262,535
California School Finance Authority School Facility Revenue,
Alliance for College-Ready Public Schools Projects, Series C, 5.00%, 7/01/46	10,000,000	10,523,900
Granada Hills Charter High School, 5.00%, 7/01/43	3,000,000	3,145,290
Granada Hills Charter Obligated Group, 5.00%, 7/01/49	5,750,000	5,987,935
Green Dot Public Schools California Projects, Series A, 5.00%, 8/01/35	2,525,000	2,674,707
Green Dot Public Schools California Projects, Series A, 5.00%, 8/01/38	1,000,000	1,078,960
Green Dot Public Schools California Projects, Series A, 5.00%, 8/01/45	3,500,000	3,645,215
Green Dot Public Schools California Projects, Series A, 5.00%, 8/01/48	1,750,000	1,855,088
Kipp LA Projects, Series A, 5.00%, 7/01/35	1,200,000	1,289,388
Kipp LA Projects, Series A, 5.00%, 7/01/45	1,675,000	1,767,963

franklintempleton.com	Annual Report	23

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)

California (continued)
California School Finance Authority School Facility Revenue, (continued)
Kipp LA Projects, Series A, 5.00%, 7/01/47	$1,500,000	$1,608,150
Kipp Social Projects, Series A, 5.00%, 7/01/39	1,000,000	1,100,540
Kipp Social Projects, Series A, 5.00%, 7/01/54	3,300,000	3,563,076
California State Community College Financing Authority College Housing Revenue, NCCD - Orange Coast Properties LLC - Orange Coast College Project, 5.25%, 5/01/53	6,250,000	6,371,250
California State Educational Facilities Authority Revenue,
Art Center College of Design, Refunding, Series A, 5.00%, 12/01/44	1,610,000	1,690,033
Art Center College of Design, Refunding, Series A, 5.00%, 12/01/48	9,000,000	9,417,780
Chapman University, 5.00%, 4/01/40	5,000,000	5,513,650
Loma Linda University, Refunding, Series A, 5.00%, 4/01/42	8,500,000	9,291,690
Refunding, Series A, 5.00%, 12/01/37	1,265,000	1,353,057
Refunding, Series A, 5.00%, 12/01/38	1,125,000	1,199,914
Stanford University, Series V-1, 5.00%, 5/01/49	10,000,000	16,508,300
University of the Pacific, Refunding, 5.00%, 11/01/36	3,000,000	3,363,600
University of San Francisco, Pre-Refunded, 6.125%, 10/01/36	980,000	1,052,598
University of San Francisco, Refunding, 6.125%, 10/01/36	1,020,000	1,095,562
California State GO,
Various Purpose, Refunding, 5.25%, 3/01/30	5,000,000	5,018,000
Various Purpose, Refunding, 5.00%, 3/01/45	3,900,000	4,489,992
California State Infrastructure and Economic Development Bank National Charter Revenue,
Equitable School Revolving Fund, Series B, 5.00%, 11/01/39	300,000	352,725
Equitable School Revolving Fund, Series B, 5.00%, 11/01/44	350,000	406,970
Equitable School Revolving Fund, Series B, 5.00%, 11/01/49	350,000	404,915
California State Muni Finance Authority Senior Living Revenue, MT San Antonio Gardens Project, Refunding, 5.00%, 11/15/39	2,300,000	2,331,073
California State Municipal Finance Authority Charter School Lease Revenue,
Santa Rosa Academy Project, 5.125%, 7/01/35	450,000	459,351
Santa Rosa Academy Project, 5.375%, 7/01/45	1,400,000	1,423,240
California State Municipal Finance Authority Charter School Revenue,
King/Chavez Academy of Excellence Project, Refunding and Improvement, Series A, 5.00%, 5/01/36	2,480,000	2,512,810
King/Chavez Academy of Excellence Project, Refunding and Improvement, Series A, 5.00%, 5/01/46	2,775,000	2,758,905
The Palmdale Aerospace Academy Project, Series A, 3.875%, 7/01/28	1,400,000	1,374,702
The Palmdale Aerospace Academy Project, Series A, 5.00%, 7/01/31	1,000,000	1,032,750
The Palmdale Aerospace Academy Project, Series A, 5.00%, 7/01/36	2,750,000	2,791,635
The Palmdale Aerospace Academy Project, Series A, 5.00%, 7/01/38	1,100,000	1,114,553
The Palmdale Aerospace Academy Project, Series A, 5.00%, 7/01/41	1,750,000	1,757,210
The Palmdale Aerospace Academy Project, Series A, 5.00%, 7/01/49	3,600,000	3,550,968
California State Municipal Finance Authority Revenue,
Biola University, Refunding, 5.00%, 10/01/36	1,100,000	1,190,134
Biola University, Refunding, 5.00%, 10/01/39	1,000,000	1,073,250
California Baptist University, Series A, 5.00%, 11/01/36	2,500,000	2,554,900
California Baptist University, Series A, 5.375%, 11/01/40	5,000,000	5,161,850
California Baptist University, Series A, 5.50%, 11/01/45	10,000,000	10,315,400
Clinicals del Camino Real Inc., 4.00%, 3/01/40	2,750,000	3,004,292

24	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)

California (continued)
California State Municipal Finance Authority Revenue, (continued)
Clinicas del Camino Real Inc., 4.00%, 3/01/50	$5,000,000	$5,370,850
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/40	5,000,000	5,491,050
Community Medical Centers, Refunding, Series A, 4.00%, 2/01/42	10,000,000	10,499,800
The Creative Center of Los Altos Project Pinewood and Oakwood School, Refunding, Series B, 4.00%, 11/01/36	1,395,000	1,279,606
The Creative Center of Los Altos Project Pinewood and Oakwood School, Refunding, Series B, 4.50%, 11/01/46	1,600,000	1,465,808
Eisenhower Medical Center, Refunding, Series A, 5.00%, 7/01/37	2,625,000	2,985,071
Harbor Regional Center Project, Refunding, 5.00%, 11/01/32	3,020,000	3,596,246
Harbor Regional Center Project, Refunding, 5.00%, 11/01/39	6,525,000	7,669,289
Humangood Obligated Group, Refunding, Series A, 5.00%, 10/01/44	12,885,000	13,250,032
Inland Regional Center Project, Refunding, 5.00%, 6/15/37	9,965,000	11,822,576
Kern Regional Center Project, Refunding, Series A, 5.00%, 5/01/49	3,895,000	4,597,775
LINXS APM Project, senior lien, Series A, 5.00%, 12/31/43	20,665,000	22,436,404
LINXS APM Project, senior lien, Series A, 4.00%, 12/31/47	6,085,000	6,086,643
LINXS APM Project, senior lien, Series A, 5.00%, 12/31/47	15,500,000	16,765,265
NorthBay Healthcare Group, 5.00%, 11/01/35	1,100,000	1,180,344
NorthBay Healthcare Group, 5.00%, 11/01/44	1,050,000	1,107,551
NorthBay Healthcare Group, Series A, 5.25%, 11/01/47	3,000,000	3,257,370
South Central Los Angeles Regional Center Project, 5.50%, 12/01/33	3,115,000	3,452,386
South Central Los Angeles Regional Center Project, 5.75%, 12/01/43	7,000,000	7,743,330
Town and Country Manor, Refunding, California Mortgage Insured, 5.00%, 7/01/39	1,000,000	1,231,470
Town and Country Manor, Refunding, California Mortgage Insured, 5.00%, 7/01/49	2,650,000	3,206,579
University of La Verne, Refunding, Series A, 5.00%, 6/01/43	5,000,000	5,620,650
California State Municipal Finance Authority Senior Living Revenue, MT San Antonio Gardens Project, Refunding, 5.00%, 11/15/49	850,000	842,214
California State Municipal Finance Authority Special Facility Revenue, United Airlines Inc. Los Angeles International Airport Project, 4.00%, 7/15/29	8,500,000	8,179,720
California State Municipal Finance Authority Special Tax Revenue,
Series A, 4.00%, 9/01/35	1,135,000	1,206,108
Series A, 4.00%, 9/01/40	1,450,000	1,496,313
California State Municipal Finance Authority Student Housing Revenue,
Bowles Hall Foundation, Series A, 5.00%, 6/01/35	600,000	631,554
Bowles Hall Foundation, Series A, 5.00%, 6/01/50	3,250,000	3,366,545
CHF-Davis I, LLC-West Village Student Housing Project, 5.00%, 5/15/51	5,000,000	5,364,800
CHF-Riverside I LLC - UCR Dundee-Glasgow Student Housing Project, 5.00%, 5/15/43	1,500,000	1,621,980
CHF-Riverside II LLC-UCR North District Phase 1 Student Housing Project, 5.00%, 5/15/41	1,450,000	1,586,416
CHF-Riverside II LLC-UCR North District Phase 1 Student Housing Project, 5.00%, 5/15/49	9,575,000	10,352,777
CHF-Riverside II LLC-UCR North District Phase 1 Student Housing Project, 5.00%, 5/15/52	775,000	836,434
California State PCFA Solid Waste Disposal Revenue,
CalPlant I Project, Green Bonds, 7.00%, 7/01/22	3,500,000	1,890,000
CalPlant I Project, Green Bonds, 7.50%, 7/01/32	13,000,000	7,020,000
CalPlant I Project, Green Bonds, 8.00%, 7/01/39	11,500,000	6,210,000
California State PCFA Water Furnishing Revenue, 5.00%, 11/21/45	19,965,000	20,479,498

franklintempleton.com	Annual Report	25

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)

California (continued)
California State Public Works Board Lease Revenue,
Department of Corrections and Rehabilitation, California State Prison Los Angeles, Various Buildings, Series C, 5.75%, 10/01/31	$4,640,000	$4,952,226
Various Capital Projects, Series A, 5.125%, 10/01/31	3,605,000	3,815,820
California State School Financial Authority Charted School Revenue, Aspire Public Schools, Refunding, 5.00%, 8/01/41	2,200,000	2,298,780
California State University Revenue, Systemwide, Refunding, Series A, 5.00%, 11/01/47	14,980,000	17,769,426
California Statewide CDA Hospital Revenue, Methodist Hospital of Southern California, Refunding, 5.00%, 1/01/48	5,000,000	5,588,700
California Statewide CDA College Housing Revenue,
NCCD-Hooper Street LLC-California College of the Arts Project, 5.25%, 7/01/39	2,550,000	2,571,879
NCCD-Hooper Street LLC-California College of the Arts Project, 5.25%, 7/01/49	3,375,000	3,335,141
NCCD-Hooper Street LLC-California College of the Arts Project, 5.25%, 7/01/52	1,535,000	1,509,197
California Statewide CDA Revenue,
Aldersly, Refunding, Series A, 5.00%, 5/15/32	750,000	781,328
Aldersly, Refunding, Series A, 5.00%, 5/15/40	1,010,000	1,038,947
Bentley School, Refunding, Series A, 7.00%, 7/01/40	8,675,000	8,784,825
California Baptist University, Refunding, Series A, 5.00%, 11/01/32	1,135,000	1,180,559
California Baptist University, Refunding, Series A, 5.00%, 11/01/41	1,875,000	1,896,919
California Baptist University, Series A, 5.125%, 11/01/23	515,000	531,073
California Baptist University, Series A, 6.125%, 11/01/33	1,565,000	1,692,391
California Baptist University, Series A, 6.375%, 11/01/43	4,035,000	4,340,490
California Baptist University, Series A, Pre-Refunded, 7.25%, 11/01/31	1,250,000	1,372,100
California Baptist University, Series A, Pre-Refunded, 7.50%, 11/01/41	2,750,000	3,028,300
Community Infrastructure Program, Series C, 5.00%, 9/02/34	1,500,000	1,691,730
Covenant Retirement Communities Inc., Series C, 5.625%, 12/01/36	8,000,000	8,519,760
Enloe Medical Center, Refunding, California Mortgage Insured, 5.00%, 8/15/38	6,000,000	7,138,500
Eskaton Properties Inc. Obligated Group, Refunding, 5.25%, 11/15/34	4,350,000	4,463,448
Huntington Memorial Hospital, 5.00%, 7/01/43	1,000,000	1,123,340
Huntington Memorial Hospital, 4.00%, 7/01/48	6,000,000	6,520,080
Huntington Memorial Hospital, Refunding, Series B, 5.00%, 7/01/44	4,450,000	4,827,493
Insured Senior Living Health Facility, Los Angeles Jewish Home for the Aging, Fountainview at Gonda, Series A, California Mortgage Insured, 5.00%, 8/01/44	2,450,000	2,671,382
Lancer Educational Student Housing Project, Refunding, Series A, 5.00%, 6/01/34	375,000	377,974
Lancer Educational Student Housing Project, Refunding, Series A, 5.00%, 6/01/46	12,735,000	12,356,516
Lancer Educational Student Housing Project, Series A, 5.00%, 6/01/39	475,000	468,697
Loma Linda University Medical Center, Series A, 5.00%, 12/01/41	1,245,000	1,278,266
Loma Linda University Medical Center, Series A, 5.25%, 12/01/56	52,005,000	52,845,401
Marin General Hospital, Green Bonds, Series A, 4.00%, 8/01/45	1,500,000	1,555,980
Statewide Community Infrastructure Program, Emerson Ranch Project, 5.00%, 9/02/35	2,000,000	2,196,800
Statewide Community Infrastructure Program, Emerson Ranch Project, 5.00%, 9/02/45	3,810,000	4,113,924
Statewide Community Infrastructure Program, Refunding, Series R1, 5.00%, 9/02/40	2,230,000	2,333,360
Statewide Community Infrastructure Program, Series A, 4.00%, 9/02/27	1,995,000	2,070,152
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/36	1,035,000	1,123,327
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/37	1,975,000	2,120,715
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/38	2,150,000	2,439,261
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/39	1,700,000	1,932,883

26	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)

California (continued)
California Statewide CDA Revenue, (continued)
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/44	$1,000,000	$1,126,890
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/45	2,250,000	2,433,915
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/46	2,460,000	2,603,713
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/47	3,750,000	4,169,700
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/48	1,000,000	1,122,910
Statewide Community Infrastructure Program, Series B, 5.00%, 9/02/34	2,000,000	2,255,640
Statewide Community Infrastructure Program, Series B, 5.00%, 9/02/37	3,260,000	3,615,894
Statewide Community Infrastructure Program, Series B, 5.00%, 9/02/38	3,000,000	3,396,630
Statewide Community Infrastructure Program, Series B, 5.00%, 9/02/39	1,060,000	1,167,834
Statewide Community Infrastructure Program, Series B, 5.00%, 9/02/43	5,095,000	5,705,024
Statewide Community Infrastructure Program, Series B, 5.00%, 9/02/47	2,540,000	2,787,040
Statewide Community Infrastructure Program, Series B, 5.00%, 9/02/48	5,000,000	5,553,250
Statewide Community Infrastructure Program, Series C, 5.00%, 9/02/37	4,970,000	5,522,714
Statewide Community Infrastructure Program, Series C, 5.00%, 9/02/38	6,000,000	6,807,240
Statewide Community Infrastructure Program, Series C, 5.00%, 9/02/39	850,000	936,471
Statewide Community Infrastructure Program, Series C, 5.00%, 9/02/47	1,785,000	1,944,293
Statewide Community Infrastructure Program, Series C, 5.00%, 9/02/48	6,605,000	7,335,843
California Statewide CDA Special Tax Revenue,
CFD No. 2015-01, Improvement Area No. 1, University District, Refunding, Series A, 5.00%, 9/01/36	1,000,000	1,096,480
CFD No. 2015-01, Improvement Area No. 1, University District, Refunding, Series A, 5.00%, 9/01/45	1,500,000	1,622,610
CFD No. 2015-01, Improvement Area No. 2, University District, 5.00%, 9/01/27	900,000	1,007,658
CFD No. 2015-01, Improvement Area No. 2, University District, 5.00%, 9/01/37	1,225,000	1,379,730
CFD No. 2015-01, Improvement Area No. 2, University District, 5.00%, 9/01/47	2,000,000	2,213,380
CFD No. 2016-02, Delta Coves, 5.00%, 9/01/39	1,230,000	1,328,080
CFD No. 2016-02, Delta Coves, 5.00%, 9/01/49	3,000,000	3,160,200
CFD No. 2016-02, Delta Coves, Series A, 5.00%, 9/01/46	11,080,000	11,426,361
CFD No. 2018-03, Uptown Newport, 5.00%, 9/01/39	1,750,000	1,964,410
CFD No. 2018-03, Uptown Newport, 5.00%, 9/01/48	2,000,000	2,198,640
California Statewide CDA Student Housing Revenue,
University of California, Irvine East Campus Apartments, CHF-Irvine LLC, Refunding, 5.00%, 5/15/40	1,500,000	1,579,545
University of California, Irvine East Campus Apartments, Phase IV-A, CHF-Irvine LLC, Series A, 5.00%, 5/15/42	710,000	749,625
Capistrano USD, CFD No. 2005-1 Special Tax, 5.50%, 9/01/43	4,955,000	5,311,859
Carson RDA, Tax Allocation Housing, Series A, 5.25%, 10/01/36	1,965,000	1,984,002
Casitas Municipal Water District Special Tax,
CFD No. 2013-1, Ojai, Series B, BAM Insured, 5.00%, 9/01/42	8,000,000	9,660,400
CFD No. 2013-1, Ojai, Series B, BAM Insured, 5.25%, 9/01/47	5,000,000	6,083,500
Centinela Valley UHSD,
GO, Los Angeles County, Capital Appreciation, Election of 2010, Refunding, Series B, AGMC Insured, zero cpn., 8/01/45	42,000,000	10,627,260
GO, Los Angeles County, Election of 2008, Series C, 5.00%, 8/01/35	4,195,000	4,719,249
Chino CFD No. 2003-3 Special Tax, Improvement Area No. 6, 5.00%, 9/01/45	1,665,000	1,797,767
Chino CFD No. 2016-2 Special Tax, 5.00%, 9/01/42	1,535,000	1,682,897

franklintempleton.com	Annual Report	27

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)

California (continued)
Chula Vista CFD Special Tax No. 16-I,
Improvement Area No. 1, 5.00%, 9/01/43	$1,000,000	$1,107,660
Improvement Area No. 1, 5.00%, 9/01/48	1,185,000	1,305,337
City of Fullerton Special Assessment,
CFD No. 2, Amerige Heights, 5.00%, 9/01/34	1,075,000	1,146,208
CFD No. 2, Amerige Heights, 5.00%, 9/01/44	2,450,000	2,583,353
Clovis USD,
GO, Capital Appreciation, Election of 2004, Series A, NATL Insured, zero cpn., 8/01/27	6,295,000	5,725,240
GO, Capital Appreciation, Election of 2004, Series A, NATL Insured, zero cpn., 8/01/28	3,000,000	2,668,770
GO, Capital Appreciation, Election of 2004, Series A, Pre-Refunded, zero cpn., 8/01/27	1,205,000	1,133,965
Coachella Valley USD,
GO, Riverside and Imperial Counties, Capital Appreciation, Election of 2005, Series D, AGMC Insured, zero cpn., 8/01/42	8,500,000	5,013,640
GO, Riverside and Imperial Counties, Capital Appreciation, Election of 2005, Series D, AGMC Insured, zero cpn., 8/01/43	3,000,000	1,712,700
Compton CRDA Tax Allocation,
Redevelopment Project, second lien, Series B, 5.70%, 8/01/30	2,255,000	2,267,493
Redevelopment Project, second lien, Series B, 6.00%, 8/01/42	3,460,000	3,477,646
Corona CFD No. 2018-1 Special Tax,
Improvement Area No. 1, Bedford, Series A, 5.00%, 9/01/38	1,200,000	1,283,376
Improvement Area No. 1, Bedford, Series A, 5.00%, 9/01/48	1,000,000	1,053,520
Corona-Norco USD Special Tax, CFD No. 2005-1, Refunding, 5.00%, 9/01/36	500,000	560,240
Cotati-Rohnert Park USD, GO, Election of 2014, Series C, BAM Insured, 5.00%, 8/01/45	4,000,000	4,709,880
CSD San Bernardino County GO,
Election of 2008, Series C, 5.00%, 8/01/44	3,615,000	4,270,399
Election of 2014, Series A, 5.00%, 8/01/44	7,375,000	8,712,087
Cudahy Community Development Commission Tax Allocation, City-Wide Redevelopment Project, Redevelopment Projects, Series B, Pre-Refunded, 7.75%, 10/01/27	3,795,000	4,169,035
Daly City Housing Development Finance Agency Mobile Home Park Revenue, Franciscan Mobile Home Park Acquisition Project, sub. bond, Refunding, Series B, 5.85%, 12/15/47	4,595,000	4,600,744
Dana Point CFD Special Tax No. 2006-1,
5.00%, 9/01/38	1,000,000	1,062,490
5.00%, 9/01/45	2,500,000	2,654,275
Del Mar Race Track Authority Revenue, Refunding, 5.00%, 10/01/35	2,000,000	1,915,140
Del Mar USD, CFD No. 99-1 Special Tax, Facilities Financing, Refunding, BAM Insured, 4.00%, 9/01/49	2,000,000	2,302,700
Dixon CFD No. 2013-1 Special Tax, Parklane, 5.00%, 9/01/44	2,645,000	2,917,065
Duarte RDA Tax Allocation, Capital Appreciation, Merged Redevelopment Project, ETM, zero cpn., 12/01/28	21,990,000	14,977,169
Dublin CFD No. 1 Special Tax,
Improvement Area No. 1, Dublin Crossing, 5.00%, 9/01/37	1,550,000	1,752,229
Improvement Area No. 1, Dublin Crossing, 5.00%, 9/01/47	4,500,000	5,010,750
Improvement Area No. 2, Dublin Crossing, 4.00%, 9/01/21	110,000	113,150
Improvement Area No. 2, Dublin Crossing, 4.00%, 9/01/23	200,000	213,858
Improvement Area No. 2, Dublin Crossing, 4.00%, 9/01/24	250,000	272,373
Improvement Area No. 2, Dublin Crossing, 5.00%, 9/01/25	305,000	351,448
Improvement Area No. 2, Dublin Crossing, 5.00%, 9/01/26	360,000	420,379
Improvement Area No. 2, Dublin Crossing, 5.00%, 9/01/29	660,000	775,520

28	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)

California (continued)
Dublin CFD No. 1 Special Tax, (continued)
Improvement Area No. 2, Dublin Crossing, 5.00%, 9/01/39	$3,665,000	$4,112,277
Improvement Area No. 2, Dublin Crossing, 5.00%, 9/01/44	6,625,000	7,310,422
Improvement Area No.2, Dublin Crossing, 4.00%, 9/01/22	155,000	162,972
Dublin CFD No. 2015-1 Special Tax, Improvement Area No. 2, Dublin Crossing, 5.00%, 9/01/49	2,300,000	2,529,241
El Dorado County Special Tax, CFD No. 2014-1, Carson Creek, 5.00%, 9/01/48	2,850,000	3,109,207
El Rancho USD, GO, Los Angeles County, Capital Appreciation, Election of 2003, NATL Insured, zero cpn., 8/01/29	2,400,000	2,099,568
Fairfield CFD No. 2016-1 Special Tax Revenue, Villages at Fairfield, Improvement Area, Series A, 5.00%, 9/01/44	2,000,000	2,192,140
Fillmore Special Tax,
CFD No. 5 Improvement Area A, Heritage Valley Parks, Series A, 5.00%, 9/01/40	1,500,000	1,601,910
CFD No. 5 Improvement Area A, Heritage Valley Parks, Series A, 5.00%, 9/01/45	2,630,000	2,800,292
Folsom Ranch Financing Authority Special Tax Revenue,
CCFD No. 21, White Rock Springs Ranch, 5.00%, 9/01/49	2,000,000	2,189,880
CFD No. 19, Mangini Ranch, 5.00%, 9/01/47	3,280,000	3,574,806
CFD No. 19, Mangini Ranch, 5.00%, 9/01/49	1,825,000	1,981,110
CFD No. 20, Russell Ranch, 5.00%, 9/01/28	600,000	695,448
CFD No. 20, Russell Ranch, 5.00%, 9/01/33	530,000	596,330
CFD No. 20, Russell Ranch, 5.00%, 9/01/38	850,000	938,978
CFD No. 20, Russell Ranch, 5.00%, 9/01/48	1,675,000	1,832,316
Fontana Special Tax,
CFD No. 80, Bella Strada, 5.00%, 9/01/46	1,000,000	1,095,860
CFD No. 81, Gabriella, 4.00%, 9/01/43	1,000,000	1,032,060
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, zero cpn., 1/15/42	75,000,000	32,844,000
Capital Appreciation, senior lien, Refunding, Series A, zero cpn., 1/15/33	19,000,000	12,322,450
junior lien, Refunding, Series C, 6.50%, 1/15/43	40,000,000	45,176,400
Refunding, Sub Series B-1, 3.95%, 1/15/53	25,000,000	26,604,500
Subseries B-2, Refunding, Series B, 3.50%, 1/15/53	17,500,000	17,795,750
Freddie Mac MFH Revenue, Pass - Through ML06Class XCA, 1.106%, 7/25/35	140,459,721	13,105,496
Fremont CFD No. 1 Special Tax,
Pacific Commons, Refunding, 5.00%, 9/01/40	4,655,000	5,030,752
Pacific Commons, Refunding, 5.00%, 9/01/45	3,255,000	3,493,461
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Revenue, Asset-Backed, Series A, 5.00%, 6/01/45	37,630,000	42,882,772
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
Asset-Backed, Capital Appreciation, Second Subordinate, Refunding, Series C, zero cpn., 6/01/47	50,000,000	9,247,500
Asset-Backed, Refunding, Series A-1, 5.25%, 6/01/47	63,500,000	63,910,210
Asset-Backed, Refunding, Series A-2, 5.00%, 6/01/47	12,750,000	12,760,327
Asset-Backed, Senior, Refunding, Series A-2, 5.30%, 6/01/37	5,000,000	5,062,350
Hanford Joint UHSD,
GO, Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/32	3,635,000	2,973,903
GO, Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/33	3,705,000	2,942,844
GO, Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/35	4,120,000	3,090,082
Hartnell Community College District GO, Monterey and San Benito Counties, Capital Appreciation, Election of 2002, Series D, zero cpn., 8/01/49	10,000,000	4,558,500

franklintempleton.com	Annual Report	29

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)

California (continued)
Imperial Community College District GO, Imperial County, Capital Appreciation, Election of 2010, Series A, AGMC Insured, Pre-Refunded, 6.75%, 8/01/40	$3,500,000	$4,615,835
Imperial County Special Tax, CFD No. 98-1, LOC BNP Paribas, 6.50%, 9/01/31	5,405,000	5,422,999
Independent Cities Finance Authority Mobile Home Park Revenue,
Lamplighter Salinas Mobilehome Park, Series A, Pre-Refunded, 6.25%, 7/15/45	2,465,000	2,482,625
Lamplighter Salinas Mobilehome Park, Series A, Pre-Refunded, 6.25%, 7/15/50	2,000,000	2,014,300
Pillar Ridge, Series A, 5.25%, 5/15/44	2,015,000	2,161,773
Pillar Ridge, Series A, 5.25%, 5/15/49	4,800,000	5,138,592
San Juan Mobile Estates, Refunding, 5.00%, 8/15/45	5,000,000	5,448,100
San Juan Mobile Estates, Refunding, 5.00%, 8/15/50	4,900,000	5,327,329
Union City Tropics, Refunding, 5.00%, 5/15/48	3,000,000	3,480,270
Indio CFD Special Tax, No. 2004-3, Terra Lago, Improvement Area No. 1, Refunding, 5.00%, 9/01/35	1,210,000	1,338,950
Inland Valley Development Agency Successor Agency Tax Allocation,
Refunding, Series A, 5.25%, 9/01/37	7,500,000	8,282,925
Refunding, Series A, 5.00%, 9/01/44	9,000,000	9,779,670
Irvine Special Tax Revenue,
CFD No. 2013-3, Great Park, Improvement Area No. 1, 5.00%, 9/01/39	1,000,000	1,086,600
CFD No. 2013-3, Great Park, Improvement Area No. 1, 5.00%, 9/01/44	1,500,000	1,616,265
CFD No. 2013-3, Great Park, Improvement Area No. 1, 5.00%, 9/01/49	2,750,000	2,953,665
CFD No. 2013-3, Great Park, Improvement Area No. 8, 5.00%, 9/01/43	2,500,000	2,804,150
CFD No. 2013-3, Great Park, Improvement Area No. 8, 5.00%, 9/01/48	3,250,000	3,616,795
CFD No. 2013-3, Great Park, Improvement Area No. 8, AGMC Insured, 5.00%, 9/01/51	1,250,000	1,465,300
Irvine USD Special Tax,
CFD No. 06-1, Portola Springs, 6.70%, 9/01/35	2,565,000	2,590,214
CFD No. 09-1, Refunding, Series A, 5.00%, 9/01/45	2,000,000	2,268,460
CFD No. 09-1, Refunding, Series A, 5.00%, 9/01/49	2,000,000	2,256,860
CFD No. 09-1, Series A, 5.00%, 9/01/42	700,000	798,952
CFD No. 09-1, Series B, 5.00%, 9/01/42	1,000,000	1,141,360
CFD No. 09-1, Series B, 5.00%, 9/01/51	2,500,000	2,815,075
CFD No. 09-1, Series C, 5.00%, 9/01/47	1,000,000	1,132,130
CFD No. 09-1, Series D, 5.00%, 9/01/49	1,000,000	1,128,430
Jurupa PFA Special Tax Revenue,
Refunding, Series A, 5.00%, 9/01/42	2,220,000	2,551,224
Refunding, Series A, 5.00%, 9/01/43	4,000,000	4,736,360
sub. lien, Series B, 5.00%, 9/01/40	4,000,000	4,369,200
Kaweah Delta Health Care District Revenue, Series B, 5.00%, 6/01/40	3,250,000	3,637,562
La Verne COP, Brethren Hillcrest Homes, 5.00%, 5/15/36	1,430,000	1,429,914
La Verne Mobile Home Park Revenue, Copacabana Mobilehome Park, Refunding, 5.00%, 6/15/49	1,765,000	2,018,578
Lake Elsinore PFA Local Agency Revenue,
AD No. 93-1, Refunding, Series B, 5.125%, 9/02/30	4,980,000	5,320,433
Canyon Hills Improvement Area Development, Series A, 5.75%, 9/01/44	3,240,000	3,483,421
CFD No. 98-1, Series C, 5.25%, 9/01/33	8,000,000	8,575,520
Lake Tahoe USD, GO, Election of 2008, Convertible Capital Appreciation, zero cpn. to 8/01/25, 5.30% thereafter, 8/01/40	1,140,000	1,172,821

30	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)

California (continued)
Lammersville Joint USD Special Tax,
CFD No. 2014-1, Improvement Area No. 1, Mountain House School Facilities, 5.00%, 9/01/43	$775,000	$852,089
CFD No. 2014-1, Improvement Area No. 1, Mountain House School Facilities, 5.00%, 9/01/47	4,000,000	4,375,560
CFD No. 2014-1, Improvement Area No. 1, Mountain House School Facilities, 5.00%, 9/01/48	2,500,000	2,737,325
Las Virgenes USD, GO, Election of 2006, Convertible Capital Appreciation, Series C, zero cpn. to 8/01/26, 6.75% thereafter, 8/01/33	8,050,000	9,420,593
Lathrop Financing Authority Revenue,
Mossdale Village, Refunding, Series A, 6.00%, 9/02/28	1,010,000	1,092,850
Mossdale Village, Refunding, Series A, 6.00%, 9/02/29	1,070,000	1,154,423
Mossdale Village, Refunding, Series A, 6.00%, 9/02/30	1,075,000	1,155,743
Mossdale Village, Refunding, Series A, 5.50%, 9/02/35	3,670,000	3,822,158
LeeLakePFAR,
Special Tax, junior lien, Refunding, Series B, 5.25%, 9/01/32	1,155,000	1,239,061
Special Tax, junior lien, Refunding, Series B, 5.375%, 9/01/35	805,000	859,040
Lemon Grove CDA Successor Agency Tax Allocation, Lemon Grove Redevelopment Project Area, Refunding, AGMC Insured, 4.00%, 8/01/34	1,000,000	1,194,100
Lemon Grove School District GO, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn. to 8/01/28, 6.10% thereafter, 8/01/45	6,500,000	7,123,870
Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A, 5.00%, 11/15/29	4,630,000	5,829,679
Long Beach Marina Revenue,
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/34	1,300,000	1,339,559
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/40	3,500,000	3,558,380
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/45	2,500,000	2,522,175
Los Alamitos USD,
COP, Capital Appreciation, Capital Projects, zero cpn. to 7/31/24, 5.95% thereafter, 8/01/34	1,500,000	1,689,735
COP, Capital Appreciation, Capital Projects, zero cpn. to 7/31/24, 5.95% thereafter, 8/01/42	4,500,000	4,921,425
Los Angeles Department of Airports Revenue,
Los Angeles International Airport, Subordinate, Refunding, Series F, 5.00%, 5/15/39	4,330,000	5,119,922
Los Angeles International Airport, Subordinate, Series D, 4.00%, 5/15/44	5,525,000	5,882,744
Mendocino-Lake Community College District GO,
Capital Appreciation, Election of 2006, Series B, AGMC Insured, zero cpn. to 8/01/21, 6.55% thereafter, 8/01/36	5,150,000	7,088,769
Capital Appreciation, Election of 2006, Series B, AGMC Insured, zero cpn. to 8/01/26, 6.85% thereafter, 8/01/40	7,500,000	9,266,925
Menifee USD Special Tax,
CFD No. 2011-1, Improvement Area No. 3, 5.00%, 9/01/43	1,000,000	1,103,560
CFD No. 2011-1, Improvement Area No. 3, 5.00%, 9/01/48	1,500,000	1,647,735
CFD No. 2011-1, Improvement Area No. 4, 5.00%, 9/01/48	2,900,000	3,155,954
Merced UHSD, GO, Capital Appreciation, Election of 2008, Series C, Pre-Refunded, zero cpn., 8/01/41	10,000,000	2,480,500
Middle Fork Project Finance Authority Revenue,
Refunding, 5.00%, 4/01/34	1,100,000	1,208,328
Refunding, 5.00%, 4/01/35	1,150,000	1,258,319
Moreland School District GO, Election of 2010, Series B, 5.00%, 8/01/41	4,045,000	4,798,341
Moreno Valley USD,
CFD No. 2015-2 Special Tax, 5.00%, 9/01/44	870,000	962,681
CFD No. 2015-3 Special Tax, 4.125%, 9/01/48	1,160,000	1,210,077
M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39	32,300,000	48,441,602

franklintempleton.com	Annual Report	31

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)

California (continued)
Murrieta CFD No. 2005-5 Special Tax, Golden City, Improvement Area B, 5.00%, 9/01/48	$3,740,000	$4,125,519
North Natomas CFD Special Tax, No. 4, Refunding, Series E, 5.25%, 9/01/33	3,000,000	3,328,890
Oak Park USD, GO, Capital Appreciation, Series A, zero cpn. to 8/01/21, 7.10% thereafter, 8/01/38	6,600,000	9,297,750
Oakdale PFAR, Refunding, 5.00%, 9/01/35	1,270,000	1,395,578
Oakland USD Alameda County GO, Election of 2012, Pre-Refunded, 6.625%, 8/01/38	5,000,000	5,371,400
Oakley PFAR,
Contra Costa County, Refunding, 5.30%, 9/02/34	995,000	1,089,744
Contra Costa County, Refunding, BAM Insured, 5.00%, 9/02/36	1,500,000	1,748,220
Ontario CFD No. 28 Special Tax,
New Haven Facilities, Area A, 5.00%, 9/01/42	1,000,000	1,092,560
New Haven Facilities, Area A, 5.00%, 9/01/47	500,000	545,405
Ontario CFD No. 31 Special Tax, Amberly Lane, Carriage House, 5.00%, 9/01/47	1,100,000	1,219,603
Orange County CFD No. 2015-1 Special Tax,
Village of Esencia, Series A, 5.00%, 8/15/34	1,495,000	1,655,010
Village of Esencia, Series A, 5.25%, 8/15/45	4,880,000	5,348,480
Orange County CFD No. 2017-1 Special Tax,
Village of Esencia, Improvement Area No. 1, Series A, 5.00%, 8/15/42	6,230,000	7,024,886
Village of Esencia, Improvement Area No. 1, Series A, 5.00%, 8/15/47	10,000,000	11,174,900
Oro Grande Elementary School District COP,
5.875%, 9/15/37	14,000,000	14,193,340
6.125%, 9/15/40	1,500,000	1,521,300
Oroville Revenue,
Oroville Hospital, 5.25%, 4/01/49	4,000,000	4,196,600
Oroville Hospital, 5.25%, 4/01/54	3,500,000	3,657,185
Palomar Health COP,
Palomar Health and Arch Health Partners Inc., 4.00%, 11/01/38	5,000,000	5,047,150
Palomar Health and Arch Health Partners Inc., 4.00%, 11/01/47	6,000,000	5,918,220
Palomar Health Revenue,
Refunding, 5.00%, 11/01/36	6,250,000	7,045,750
Refunding, 5.00%, 11/01/42	5,000,000	5,578,200
Paramount USD, GO, Los Angeles County, Capital Appreciation, Election of 2006, BAM Insured, zero cpn., 8/01/51	25,000,000	3,353,250
Paso Robles Joint USD, GO, Capital Appreciation, Election of 2006, Series A, zero cpn., 9/01/45	15,000,000	6,863,400
Perris CFD No. 2001-2 Special Tax, Villages of Avalon, Refunding, Series A, 5.25%, 9/01/32	4,500,000	4,847,805
Perris Joint Powers Authority Local Agency Revenue,
CFD No. 2001-1, Improvement Area Nos. 6 and 7, Refunding, Series E, 4.25%, 9/01/38	4,170,000	4,316,325
CFD No. 2014-1, Improvement Area No. 2, Avelina, Series A, 4.00%, 9/01/48	2,530,000	2,608,152
May Farms, Improvement Area Nos. 1, 2 and 3, Refunding, Series A, 5.375%, 9/01/33	1,965,000	2,121,512
Willowbrook, Refunding, Series B, 5.25%, 9/01/33	3,780,000	4,034,961
Pico Rivera Water Authority Revenue, Refunding, Series A, 6.25%, 12/01/32	4,895,000	4,944,293
Pittsburg USD,
GO, Capital Appreciation, Election of 2010, Series C, zero cpn., Pre-Refunded, 8/01/47	9,000,000	2,093,130
GO, Capital Appreciation, Election of 2010, Series C, zero cpn., Pre-Refunded, 8/01/52	15,000,000	2,512,650
Porterville PFA Sewer Revenue, Series A, Pre-Refunded, 5.625%, 10/01/36	5,000,000	5,366,500
Poway RDA Successor Agency Tax Allocation, Paguay Redevelopment Project, Refunding, Series A, 5.00%, 12/15/30	3,500,000	4,618,215
Poway USD Special Tax, CFD No. 15, Del Sur East, Improvement Area C, 5.00%, 9/01/46	2,000,000	2,206,980

32	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)

California (continued)
Rancho Cordova CFD No. 2005-1 Special Tax,
Sunridge North Douglas, 5.00%, 9/01/40	$1,200,000	$1,305,900
Sunridge North Douglas, 5.00%, 9/01/45	1,250,000	1,347,175
Rancho Cordova CFD No. 2018-1 Special Tax, Grantline 208, 5.00%, 9/01/44	415,000	449,374
Redondo Beach USD, GO, Election of 2008, Capital Appreciation, Series E, zero cpn. to 8/01/22, 6.20% thereafter, 8/01/31	2,750,000	3,592,077
Richland School District GO, Capital Appreciation, Election of 2008, Refunding, Series C, AGMC Insured, zero cpn., 8/01/49	22,000,000	8,729,380
Rio Elementary School District CFD No. 1 Special Tax, Pre-Refunded, 5.50%, 9/01/39	6,915,000	8,063,789
Rio Hondo Community College District GO, Capital Appreciation, Election of 2004, Series C, zero cpn. to 8/01/24, 6.85% thereafter, 8/01/42	13,000,000	16,905,720
Rio Vista CFD No. 2018-1 Special Tax,
Liberty Community, Refunding, 5.00%, 9/01/33	1,625,000	1,842,051
Liberty Community, Refunding, 5.00%, 9/01/38	1,000,000	1,117,590
Liberty Community, Refunding, 5.00%, 9/01/48	1,190,000	1,313,891
Riverbank USD,
GO, Election of 2005, Series B, Assured Guaranty, zero cpn., 8/01/38	6,690,000	4,159,842
GO, Election of 2005, Series B, Assured Guaranty, zero cpn., 8/01/43	8,750,000	4,558,225
Riverside County RDA Tax Allocation,
Desert Communities Redevelopment Project Area, second lien, Series D, Pre-Refunded, 7.00%, 12/01/31	1,425,000	1,565,933
Desert Communities Redevelopment Project Area, second lien, Series D, Pre-Refunded, 7.25%, 12/01/37	2,505,000	2,762,088
Housing, Series A, Pre-Refunded, 7.125%, 10/01/42	1,750,000	1,906,748
Jurupa Valley Redevelopment Project Area, Series B, 6.75%, 10/01/30	1,200,000	1,302,192
Riverside County Special Tax, CFD No. 03-1, Newport Road, Refunding, 5.00%, 9/01/30	1,500,000	1,663,515
Riverside County Transportation Commission Toll Revenue,
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/43	7,500,000	3,080,175
senior lien, Series A, 5.75%, 6/01/44	5,000,000	5,355,700
Riverside PFA Local Measure Sales Tax Revenue, Payment Rehabilitation Project, AGMC Insured, 5.00%, 6/01/33	4,280,000	4,810,634
RNR School Financing Authority Special Tax, CFD No. 92-1, Series A, BAM Insured, 5.00%, 9/01/41	3,000,000	3,549,300
Rocklin Special Tax, CFD No. 10, Whitney Ranch, 5.00%, 9/01/40	2,000,000	2,179,540
The Romoland School District Special Tax,
CFD No. 2004-1, Heritage Lake, Improvement Area No. 3, Refunding, 5.00%, 9/01/36	1,500,000	1,597,920
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/35	4,690,000	5,170,537
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/38	3,000,000	3,286,770
CFD No. 2006-1, Brendle Mills, Refunding, 5.00%, 9/01/44	1,120,000	1,244,858
CFD No. 91-1, Refunding, 5.00%, 9/01/41	1,265,000	1,412,094
Roseville Special Tax,
Fiddyment Ranch CFD No. 5, Public Facilities, Refunding, 5.00%, 9/01/32	1,265,000	1,440,620
Fiddyment Ranch CFD No. 5, Public Facilities, Refunding, 5.00%, 9/01/47	6,500,000	7,167,095
HP Campus Oaks CFD No. 1, Public Facilities, 5.00%, 9/01/36	2,300,000	2,539,729
HP Campus Oaks CFD No. 1, Public Facilities, 5.50%, 9/01/46	7,550,000	8,398,922
SVSP Westpark-Federico CFD No. 1, Public Facilities, 5.00%, 9/01/39	440,000	467,377
Villages at Sierra Vista CFD No. 1, Public Facilities, 5.00%, 9/01/36	685,000	742,595
Villages at Sierra Vista CFD No. 1, Public Facilities, 5.00%, 9/01/44	3,230,000	3,444,052

franklintempleton.com	Annual Report	33

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)

California (continued)
Roseville Special Tax, (continued)
Westbrook CFD No. 1, Public Facilities, 5.00%, 9/01/29	$500,000	$558,780
Westbrook CFD No. 1, Public Facilities, 5.00%, 9/01/34	1,100,000	1,200,914
Westbrook CFD No. 1, Public Facilities, 5.00%, 9/01/39	1,885,000	2,034,914
Westbrook CFD No. 1, Public Facilities, 5.00%, 9/01/44	1,650,000	1,767,018
Westbrook CFD No. 1, Public Facilities, 5.00%, 9/01/49	3,800,000	4,183,268
Westpark CFD No. 1, Public Facilities, Refunding, 5.00%, 9/01/32	1,120,000	1,257,771
Westpark CFD No. 1, Public Facilities, Refunding, 5.00%, 9/01/33	1,000,000	1,116,940
Westpark CFD No. 1, Public Facilities, Refunding, 5.00%, 9/01/37	1,250,000	1,381,100
Westpark-Federico Community Facilities District No.1, 5.00%, 9/01/44	500,000	529,195
Westpark-Federico Community Facilities District No.1, 5.00%, 9/01/49	575,000	606,608
Rowland USD,
GO, Capital Appreciation, Election of 2006, Series B, zero cpn., 8/01/34	5,000,000	3,514,500
GO, Capital Appreciation, Election of 2006, Series B, zero cpn., 8/01/39	15,000,000	8,920,800
GO, Capital Appreciation, Election of 2006, Series B, zero cpn., 8/01/42	10,750,000	6,203,395
Sacramento Area Flood Control Agency Special Assessment, Natomas Basin Local Assessment, Refunding, BAM Insured, 5.00%, 10/01/44	2,000,000	2,325,340
Sacramento Special Tax,
Natomas Central CFD No. 2, 5.00%, 9/01/46	1,815,000	2,006,083
Natomas Meadows, CFD No. 2007-01, Improvement Area No. 2, 5.00%, 9/01/44	500,000	555,580
Natomas Meadows, CFD No. 2007-01, Improvement Area No. 2, 5.00%, 9/01/49	1,000,000	1,104,800
Natomas Meadows CFD No. 1, Improvement Area No. 1, 5.00%, 9/01/32	300,000	334,572
Natomas Meadows CFD No. 1, Improvement Area No. 1, 5.00%, 9/01/37	710,000	784,245
Natomas Meadows CFD No. 1, Improvement Area No. 1, 5.00%, 9/01/47	1,900,000	2,070,962
San Bernardino Community College District GO,
Capital Appreciation, Election of 2008, Series A, zero cpn., 8/01/44	12,495,000	6,417,432
Election of 2008, Series D, Pre-Refunded, 5.00%, 8/01/45	2,755,000	3,402,039
Election of 2008, Series D, Pre-Refunded, 5.00%, 8/01/48	3,760,000	4,643,074
San Bernardino County Special Tax,
CFD No. 2006-1, Improvement Area No. 1, Lytle Creek North, 5.00%, 9/01/40	1,000,000	1,085,740
CFD No. 2006-1, Improvement Area No. 2, Lytle Creek North, Refunding, 5.00%, 9/01/45	1,000,000	1,073,760
San Buenaventura Revenue,
Community Memorial Health System, 8.00%, 12/01/31	10,000,000	10,363,300
Community Memorial Health System, 7.50%, 12/01/41	5,000,000	5,086,800
San Clemente Special Tax,
CFD No. 2006-1, 5.00%, 9/01/40	1,780,000	1,947,000
CFD No. 2006-1, 5.00%, 9/01/46	2,475,000	2,678,470
San Diego Tobacco Settlement Revenue, Funding Corp., Subordinate, Refunding, Series C, 4.00%, 6/01/32	900,000	867,348
San Diego USD,
GO, Capital Appreciation, Election of 2008, Series A, Pre-Refunded, 6.00%, 7/01/33	10,000,000	12,314,600
GO, Capital Appreciation, Election of 2008, Series C, zero cpn. to 7/01/30, 6.625% thereafter, 7/01/47	26,025,000	28,321,186
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series E, zero cpn. to 7/01/32, 5.25% thereafter, 7/01/42	6,940,000	6,367,450
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series E, zero cpn. to 7/01/32, 5.375% thereafter, 7/01/47	13,500,000	12,636,675

34	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)

California (continued)
San Francisco Calif City and County Airports Community International Airport Revenue,
Refunding, Series A, 5.00%, 5/01/37	$5,535,000	$6,576,300
Refunding, Series A, 5.00%, 5/01/44	35,000,000	40,853,050
San Francisco City and County Airport Commission International Airport Revenue,
Refunding, Second Series, Series A, 5.00%, 5/01/49	10,000,000	11,606,700
Refunding, Second Series, Series D, 5.00%, 5/01/48	10,000,000	11,459,100
San Francisco City and County RDA Successor Agency CFD No. 6 Special Tax, Mission Bay South Public Improvements, Capital Appreciation, Refunding, Series C, zero cpn., 8/01/43	10,000,000	2,753,800
San Francisco City and County RDA Successor Agency Tax Allocation,
Mission Bay South Redevelopment Project, Capital Appreciation, Subordinate, Series D, zero cpn., 8/01/23	2,000,000	1,772,700
Mission Bay South Redevelopment Project, Capital Appreciation, Subordinate, Series D, zero cpn., 8/01/26	3,000,000	2,288,340
Mission Bay South Redevelopment Project, Capital Appreciation, Subordinate, Series D, zero cpn., 8/01/31	6,000,000	3,550,320
Mission Bay South Redevelopment Project, Capital Appreciation, Subordinate, Series D, zero cpn., 8/01/43	16,500,000	5,302,110
Mission Bay South Redevelopment Project, Series A, 5.00%, 8/01/43	2,500,000	2,732,700
San Francisco City and County Redevelopment Financing Authority Tax Allocation Revenue,
Mission Bay North Redevelopment Project, Series C, Pre-Refunded, 6.75%, 8/01/41	1,000,000	1,042,880
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 7.00%, 8/01/33	1,000,000	1,043,220
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 7.00%, 8/01/41	1,500,000	1,564,830
San Francisco Redevelopment Projects, Series B, Pre-Refunded, 6.625%, 8/01/41	2,500,000	2,605,125
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, junior lien, ETM, zero cpn., 1/01/28	19,150,000	17,970,934
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/26	19,475,000	16,492,598
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/32	50,225,000	33,752,707
junior lien, Refunding, Series B, 5.25%, 1/15/44	35,000,000	37,343,950
junior lien, Refunding, Series B, 5.25%, 1/15/49	75,000,000	79,793,250
San Jose Airport Revenue,
Refunding, Series A, 5.00%, 3/01/36	2,250,000	2,589,412
Refunding, Series A, 5.00%, 3/01/37	2,500,000	2,868,750
Refunding, Series A, BAM Insured, 4.00%, 3/01/42	5,000,000	5,323,900
Refunding, Series B, 5.00%, 3/01/42	2,550,000	3,013,896
San Mateo Special Tax,
CFD No. 2008-1, Bay Meadows, 5.875%, 9/01/32	1,500,000	1,600,920
CFD No. 2008-1, Bay Meadows, 5.375%, 9/01/38	2,500,000	2,628,775
CFD No. 2008-1, Bay Meadows, 6.00%, 9/01/42	5,000,000	5,292,200
CFD No. 2008-1, Bay Meadows, 5.50%, 9/01/44	3,300,000	3,469,026
San Rafael Elementary School District GO, Marin County, Election of 2015, Series C, 5.00%, 8/01/43	1,565,000	1,900,786
Santa Barbara Elementary School District GO, Capital Appreciation, Election of 2010, Series A, zero cpn. to 8/01/23, 7.00% thereafter, 8/01/36	8,000,000	11,075,600
Santa Margarita Water District Special Tax,
CFD No. 2013-1, Village of Sendero, 5.625%, 9/01/36	2,875,000	3,102,240
CFD No. 2013-1, Village of Sendero, 5.625%, 9/01/43	9,600,000	10,288,320
Santa Paula Utility Authority Wastewater Enterprise Revenue, Series A, 5.00%, 2/01/40	5,105,000	5,842,315

franklintempleton.com	Annual Report	35

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)

California (continued)
Santee Community Development Commission Tax Allocation,
Santee Community Redevelopment Project, Series A, Pre-Refunded, 7.00%, 8/01/31	$1,800,000	$1,880,280
Santee Community Redevelopment Project, Series A, Pre-Refunded, 7.00%, 8/01/41	2,820,000	2,945,772
Saugus Castaic School Facilities Financing Authority Special Tax,
CFD No. 2006-1C, 5.875%, 9/01/33	1,370,000	1,506,507
CFD No. 2006-1C, 6.00%, 9/01/43	3,395,000	3,682,760
Saugus USD Special Tax, Senior CFD No. 2006-1, 4.25%, 9/01/44	2,500,000	2,593,325
Saugus/Hart School Facilities Financing Authority Special Tax,
CFD No. 2006-1 Saugus USD, Refunding, 5.00%, 9/01/41	1,250,000	1,374,125
CFD No. 2006-1 Saugus USD, Refunding, 5.00%, 9/01/46	1,250,000	1,365,788
Simi Valley AD No. 98-1 Special Assessment, Madera/Royal Public Improvements, Limited Obligation Improvements, 7.30%, 9/02/24	1,010,000	1,017,605
Siskiyou UHSD, GO, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/49	15,015,000	5,465,460
Sonoma CDA Tax Allocation, Redevelopment Project, 7.00%, 12/01/30	2,115,000	2,274,682
St. Helena USD, GO, Capital Appreciation, zero cpn. to 8/01/25, 6.45% thereafter, 6/01/36	10,000,000	12,773,300
Sulphur Springs USD Special Tax Revenue,
CFD No. 2006-1, 5.00%, 9/01/43	1,410,000	1,544,119
CFD No. 2006-1, 5.00%, 9/01/47	1,820,000	1,985,274
Susanville School District GO, Capital Appreciation, Election of 2008, AGMC Insured, zero cpn., 8/01/49	17,505,000	6,848,481
Temecula RDA Tax Allocation Revenue, Housing, Redevelopment Project No. 1, Series A, Pre-Refunded, 7.00%, 8/01/39	2,100,000	2,255,106
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
Asset-Backed, Series A-1, 5.375%, 6/01/38	5,000,000	5,000,250
Asset-Backed, Series A-1, 5.50%, 6/01/45	800,000	800,032
Sacramento County Tobacco Securitization Corp., Asset Backed, Series A-2, 5.40%, 6/01/27	1,250,000	1,250,088
Tobacco Securitization Authority Southern California Tobacco Settlement Asset-Backed Revenue,
San Diego County Tobacco Asset Securitization Corp., First Subordinate, Capital Appreciation, Series B, zero cpn., 6/01/46	10,000,000	1,868,100
San Diego County Tobacco Asset Securitization Corp., Second Subordinate Capital Appreciation, Refunding, Series C, zero cpn., 6/01/46	25,000,000	4,020,750
San Diego County Tobacco Assset Securitization Corp., Class 2, Refunding, Series B-1, 5.00%, 6/01/48	11,750,000	12,357,710
Torrance USD, GO, Capital Appreciation, Election of 2008, Measure Z, Series B-1, zero cpn., 8/01/34	5,640,000	3,502,158
Tracy CFD No. 2016-1 Special Tax,
Improvement Area No. 1, Tracy Hills, 5.00%, 9/01/33	1,610,000	1,794,715
Improvement Area No. 1, Tracy Hills, 5.00%, 9/01/38	2,385,000	2,616,393
Improvement Area No. 1, Tracy Hills, 5.00%, 9/01/43	5,750,000	6,237,600
Improvement Area No. 1, Tracy Hills, 5.00%, 9/01/44	2,600,000	2,805,894
Improvement Area No. 1, Tracy Hills, 5.00%, 9/01/48	6,240,000	6,741,259
Tracy CFD No. 2016-2 Special Tax, Improvement Area No. 1, 5.00%, 9/01/44	1,500,000	1,624,245
Truckee-Donner PUD Special Tax,
CFD No. 04-1, 5.20%, 9/01/25	2,975,000	2,682,855
CFD No. 04-1, 5.75%, 9/01/29	2,945,000	2,563,652
CFD No. 04-1, 5.25%, 9/01/30	4,990,000	4,128,327
CFD No. 04-1, 5.80%, 9/01/35	4,475,000	3,611,862
Turlock PFA Tax Allocation Revenue, Pre-Refunded, 7.50%, 9/01/39	3,750,000	3,952,237
Tustin CFD No. 06-1 Special Tax, Legacy/Columbus Villages, Series A, 5.00%, 9/01/37	1,000,000	1,157,670

36	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)

California (continued)
Tustin CFD No. 07-1 Special Tax, Tustin Legacy/Retail Center, Refunding, Series A, 5.00%, 9/01/37	$2,330,000	$2,566,006
Tustin CFD No. 14-1 Special Tax,
Legacy/Standard Pacific, Series A, 5.00%, 9/01/40	750,000	819,983
Legacy/Standard Pacific, Series A, 5.00%, 9/01/45	1,000,000	1,076,240
University of California Revenue, Refunding, Series AO, 5.00%, 5/15/40	5,000,000	5,919,550
Upland CFD No. 2015-1 Special Tax, Sycamore Hills, Series A, 4.00%, 9/01/49	550,000	569,195
Val Verde USD Special Tax Revenue,
Refunding, 5.00%, 9/01/29	3,200,000	3,621,408
Refunding, 5.00%, 9/01/37	2,000,000	2,184,560
Vallejo RDA Tax Allocation, Housing Set-Aside, Refunding, Series A, 7.00%, 10/01/31	2,850,000	2,859,490
Vernon Electric System Revenue,
Series A, 5.00%, 8/01/35	1,440,000	1,713,802
Series A, 5.00%, 8/01/37	800,000	944,344
Series A, 5.50%, 8/01/41	7,500,000	7,890,150
Victor Elementary School District CFD No. 2005-1 Special Tax, 5.00%, 9/01/46	1,385,000	1,613,885
Victor Elementary School District GO, Election of 2008, Refunding, Series B, 5.00%, 8/01/42	5,455,000	6,378,804
Victor Valley Community College District GO, Capital Appreciation, Election of 2002, Series C, zero cpn., 6/01/49	11,940,000	4,946,145
Washington Township Health Care District Revenue,
Refunding, Series B, 4.00%, 7/01/35	2,000,000	2,161,020
Refunding, Series B, 4.00%, 7/01/36	1,900,000	2,045,426
Series A, 5.50%, 7/01/38	2,890,000	2,899,710
West Hollywood Community Development Commission Tax Allocation,
East Side Redevelopment Project, Series A, 7.25%, 9/01/31	1,000,000	1,083,360
East Side Redevelopment Project, Series A, 7.50%, 9/01/42	5,000,000	5,408,350
Woodland Finance Authority Water Revenue,
6.00%, 3/01/36	1,000,000	1,041,350
6.00%, 3/01/41	1,500,000	1,559,820
Woodland Special Tax,
CFD No. 2004-1, Capital Projects, Spring Lake, 5.00%, 9/01/44	1,575,000	1,743,588
CFD No. 2004-1, Capital Projects, Spring Lake, 5.00%, 9/01/48	1,750,000	1,929,497
Yorba Linda RDA Tax Allocation, Redevelopment Project, sub. lien, Series A, Pre-Refunded, 6.50%, 9/01/32	2,750,000	2,962,795
Yucaipa Special Tax,
CFD No. 98-1 Chapman Heights, Refunding, 5.00%, 9/01/26	1,000,000	1,046,640
CFD No. 98-1 Chapman Heights, Refunding, 5.375%, 9/01/30	1,800,000	1,888,092

		2,621,760,079

U.S. Territories 2.5%

Guam 0.8%
Guam Government Waterworks Authority Water and Wastewater System Revenue,
5.00%, 7/01/36	3,550,000	3,813,055
5.00%, 1/01/46	5,250,000	5,614,298
Refunding, 5.00%, 7/01/36	3,455,000	3,750,264
Refunding, 5.00%, 7/01/37	3,000,000	3,249,270
Refunding, Series A, 5.00%, 7/01/35	1,000,000	1,053,790

franklintempleton.com	Annual Report	37

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)

U.S. Territories (continued)

Guam (continued)
Guam Power Authority Revenue, Refunding, Series A, 5.00%, 10/01/40	$4,750,000	$5,053,905

		22,534,582

Northern Mariana Islands 0.1%
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Senior Series A, 6.60%, 3/15/28	4,890,000	4,702,028

Puerto Rico 1.6%
[a] Puerto Rico Electric Power Authority Power Revenue,
Series A-4-RSA-1, zero cpn., 7/01/19	1,601,766	1,105,219
Series A-RSA-1, 5.00%, 7/01/29	10,000,000	6,175,000
Series A-RSA-1, 7.00%, 7/01/33	25,000,000	15,718,750
Series A-RSA-1, 6.75%, 7/01/36	11,735,000	7,363,713
Series A-RSA-1, 5.00%, 7/01/42	6,000,000	3,705,000
Series A-RSA-1, 7.00%, 7/01/43	5,000,000	3,143,750
Series B-4-RSA-1, zero cpn., 7/01/19	1,601,765	1,105,218
Series E-1-RSA-1, zero cpn., 1/01/21	1,768,493	1,242,366
Series E-2-RSA-1, zero cpn., 7/01/21	1,768,493	1,242,366
Series E-3-RSA-1, zero cpn., 1/01/22	600,000	421,500
Series E-4-RSA-1, zero cpn., 7/01/22	600,000	421,500
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	4,500,000	4,657,500

		46,301,882

Total U.S. Territories		73,538,492

Total Municipal Bonds (Cost $2,474,485,728)		2,695,298,571

Total Municipal Bonds before Short Term Investments (Cost $2,474,485,728)		2,695,298,571

Short Term Investments 5.4%

Municipal Bonds 5.4%

California 5.4%
[b] California State GO,
Floating, Series A-2, LOC Bank of Montreal, Daily VRDN and Put, 0.02%, 5/01/33	11,975,000	11,975,000
Kindergarten, Refunding, Series B3, LOC Citibank, Daily VRDN and Put, 0.04%, 5/01/34	3,000,000	3,000,000
Kindergarten - University Public Education Facilities, Refunding, Series A1, LOC Citibank, Daily VRDN and Put, 0.03%, 5/01/34	30,090,000	30,090,000
Series A-3, LOC Bank of Montreal, Daily VRDN and Put, 0.02%, 5/01/33	14,200,000	14,200,000
[b] California Statewide CDA Revenue, Rady Children’s Hospital-San Diego, Series B, LOC Wells Fargo Bank, Daily VRDN and Put, 0.04%, 8/15/47	2,400,000	2,400,000
[b] Irvine 1915 Act Special Assessment, Limited Obligation Improvement, AD No. 94-13, LOC State Street Bank & Trust Co., Daily VRDN and Put, 0.03%, 9/02/22	1,000,000	1,000,000
[b] Irvine Ranch Water District GO, ID, Consolidated, Series B, LOC Bank of America, Daily VRDN and Put, 0.04%, 10/01/41	11,965,000	11,965,000

38	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)

	Principal Amount	Value

Short Term Investments (continued)

Municipal Bonds (continued)

California (continued)
[b] Santa Clara Valley Transportation Authority Sales Tax Revenue,
2000 Measure A, Refunding, Series C, SPA TD Bank National Association, Daily VRDN and Put, 0.03%, 4/01/36	$12,380,000	$12,380,000
2000 Measure A, Refunding, Series D, SPA TD Bank National Association, Daily VRDN and Put, 0.02%, 4/01/36	13,300,000	13,300,000
[b] Southern California Public Power Authority Revenue, Magnolia Power Project, Refunding, Series A, LOC US Bank National Association, 0.04%, Daily VRDN and Put, 7/01/36	3,600,000	3,600,000
[b] University of California Revenue,
General, Refunding, Series AL-1, Daily VRDN and Put, 0.03%, 5/15/48	14,565,000	14,565,000
General, Refunding, Series AL-2, Daily VRDN and Put, 0.03%, 5/15/48	8,450,000	8,450,000
General, Refunding, Series AL-3, Daily VRDN and Put, 0.03%, 5/15/48	29,800,000	29,800,000

Total Short Term Investments (Cost $156,725,000)		156,725,000

Total Investments (Cost $2,631,210,728) 98.6%		2,852,023,571

Other Assets, less Liabilities 1.4%		39,769,440

Net Assets 100.0%		$2,891,793,011

See Abbreviations on page 61.

aSee Note 7 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	39

FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Highlights

Franklin Tennessee Municipal Bond Fund

	Year Ended May 31,
	2020	2019[a]

Class A
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.97	$10.74

Income from investment operations[b]:

Net investment income[c]	0.29	0.23

Net realized and unrealized gains (losses)	(0.01)	0.25

Total from investment operations	0.28	0.48

Less distributions from:

Net investment income	(0.29)	(0.25)

Net asset value, end of year	$10.96	$10.97

Total return[d]	2.54%	4.53%

Ratios to average net assets[e]

Expenses[f]	0.93%	0.93%

Net investment income	2.63%	2.94%

Supplemental data

Net assets, end of year (000’s)	$8,350	$4,971

Portfolio turnover rate	11.83%	3.46%

aFor the period September 10, 2018 (effective date) to May 31, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

40	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Tennessee Municipal Bond Fund (continued)

	Year Ended May 31,
	2020	2019		2018	2017	2016

Class A1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.96	$10.79		$11.11	$11.44	$11.38

Income from investment operations[a]:

Net investment income[b]	0.31	0.33		0.34	0.37	0.40

Net realized and unrealized gains (losses)	(0.02)	0.19		(0.32)	(0.32)	0.06

Total from investment operations	0.29	0.52		0.02	0.05	0.46

Less distributions from:

Net investment income	(0.30)	(0.35)		(0.34)	(0.38)	(0.40)

Net asset value, end of year	$10.95	$10.96		$10.79	$11.11	$11.44

Total return[c]	2.69%	4.92%		0.23%	0.40%	4.12%

Ratios to average net assets

Expenses	0.78% [d]	0.78%	[d]	0.77%	0.72%	0.72%

Net investment income	2.78%	3.09%		3.08%	3.27%	3.55%

Supplemental data

Net assets, end of year (000’s)	$164,616	$190,548		$226,189	$267,442	$307,294

Portfolio turnover rate	11.83%	3.46%		9.19%	18.95%	4.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	41

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Tennessee Municipal Bond Fund (continued)

	Year Ended May 31,
	2020	2019		2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.97	$10.79		$11.06

Income from investment operations[b]:

Net investment income[c]	0.32	0.35		0.29

Net realized and unrealized gains (losses)	(0.01)	0.19		(0.26)

Total from investment operations	0.31	0.54		0.03

Less distributions from:

Net investment income	(0.32)	(0.36)		(0.30)

Net asset value, end of year	$10.96	$10.97		$10.79

Total return[d]	2.83%	5.15%		0.25%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.66%	0.66%		0.66%

Expenses net of waiver and payments by affiliates	0.65% [f]	0.65%	[f]	0.64%

Net investment income	2.91%	3.22%		3.21%

Supplemental data

Net assets, end of year (000’s)	$2,803	$3,253		$3,547

Portfolio turnover rate	11.83%	3.46%		9.19%

aFor the period August 1, 2017 (effective date) to May 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

42	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

Franklin Tennessee Municipal Bond Fund (continued)

	Year Ended May 31,
	2020	2019		2018	2017[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.97	$10.79		$11.12	$11.50

Income from investment operations[b]:

Net investment income[c]	0.32	0.34		0.35	0.27

Net realized and unrealized gains (losses)	(0.02)	0.20		(0.32)	(0.38)

Total from investment operations	0.30	0.54		0.03	(0.11)

Less distributions from:

Net investment income	(0.31)	(0.36)		(0.36)	(0.27)

Net asset value, end of year	$10.96	$10.97		$10.79	$11.12

Total return[d]	2.79%	5.12%		0.24%	(0.91)%

Ratios to average net assets[e]

Expenses	0.68% [f]	0.68%	[f]	0.67%	0.62%

Net investment income	2.88%	3.19%		3.18%	3.37%

Supplemental data

Net assets, end of year (000’s)	$24,675	$23,252		$23,573	$23,916

Portfolio turnover rate	11.83%	3.46%		9.19%	18.95%

aFor the period September 15, 2016 (effective date) to May 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	43

FRANKLIN MUNICIPAL SECURITIES TRUST

Statement of Investments, May 31, 2020

Franklin Tennessee Municipal Bond Fund

	Principal Amount	Value

Municipal Bonds 98.3%

Tennessee 96.8%
Chattanooga Electric System Revenue, The Electric Power Board of Chattanooga, Refunding, Series C, 5.00%, 9/01/40	$2,750,000	$3,266,972
Chattanooga Health Educational and Housing Facility Board Revenue, Student Housing, CDFI Phase I LLC, University of Tennessee at Chattanooga Project, Refunding, 5.00%, 10/01/35	1,000,000	1,004,110
Clarksville Electric System Revenue,
Series A, Pre-Refunded, 5.00%, 9/01/34	2,000,000	2,022,040
Series A, Pre-Refunded, 5.00%, 9/01/35	3,185,000	3,220,099
Clarksville Water Sewer and Gas Revenue, Pre-Refunded, 5.00%, 2/01/38	3,000,000	3,376,380
Coffee County GO, Rural School, Refunding, 4.00%, 6/01/44	2,760,000	3,138,451
Columbia Waterworks System Revenue, 5.00%, 12/01/32	3,000,000	3,185,940
Gallatin Water and Sewer Revenue, Refunding and Improvement, 5.00%, 1/01/32	1,500,000	1,755,570
Germantown GO,
4.00%, 8/01/43	2,330,000	2,652,099
4.00%, 8/01/45	2,525,000	2,864,208
The Hallsdale-Powell Utility District Water and Sewer Revenue, Knox County, Improvement, Refunding, 4.00%, 4/01/39	1,380,000	1,619,665
Harpeth Valley Utilities District of Davidson and Williamson Counties Revenue,
Utilities, 5.00%, 9/01/44	4,400,000	5,066,292
Utilities, 4.00%, 9/01/50	500,000	575,010
Jackson Hospital Revenue,
Jackson-Madison County General Hospital, Refunding, 5.00%, 4/01/36	4,000,000	4,395,520
Jackson-Madison County General Hospital, Refunding, Series A, 5.00%, 4/01/41	2,370,000	2,689,879
Johnson City Health and Educational Facilities Board Hospital Revenue, Johnson City Medical Center Hospital, Improvement, Series C, NATL Insured, Pre-Refunded, 5.125%, 7/01/25	55,000	55,897
Kingsport IDB, MFHR, Model City Apartments Project, GNMA Secured, 5.50%, 7/20/39	2,995,000	2,997,606
Knox County Health Educational and Housing Facility Board Hospital Revenue, Covenant Health, Refunding, Series A, 5.00%, 1/01/42	5,000,000	5,574,300
Knox County Health Educational and Housing Facility Board Revenue,
University Health System Inc., Refunding, 5.00%, 4/01/36	2,250,000	2,510,303
University Health System Inc., Refunding, 5.00%, 9/01/47	3,000,000	3,234,660
Knox-Chapman Utility District of Knox County Water and Sewer Revenue,
Pre-Refunded, 5.25%, 1/01/36	1,500,000	1,544,370
Refunding and Improvement, 4.00%, 1/01/40	4,000,000	4,209,560
Knoxville Wastewater System Revenue, Refunding, Series A, 4.00%, 4/01/42	5,000,000	5,261,500
Lawrenceburg PBA, GO, Electric System, Refunding, AMBAC Insured, 5.00%, 7/01/22	1,835,000	1,921,172
Loudon Water and Sewer Revenue,
Exempt Facility, Series A, 4.00%, 3/01/28	1,000,000	1,048,050
Exempt Facility, Series A, 5.00%, 3/01/32	1,300,000	1,397,968
Manchester GO, Refunding, AGMC Insured, 5.00%, 6/01/38	2,045,000	2,049,356
Maury County GO, Public Improvement, Refunding, 4.00%, 4/01/34	1,775,000	1,991,089
Memphis Electric System Revenue, 5.00%, 12/01/34	1,000,000	1,175,730
Memphis Gas System Revenue, 4.00%, 12/01/36	1,000,000	1,162,030
Memphis GO, General Improvement, Refunding, 5.00%, 5/01/36	4,135,000	4,293,949
Memphis-Shelby County Airport Authority Airport Revenue,
Refunding, Series B, 5.75%, 7/01/25	2,500,000	2,509,150
Refunding, Series D, 5.00%, 7/01/25	3,000,000	3,125,550
Series A, AGMC Insured, 5.00%, 7/01/35	5,000,000	5,015,750

44	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Tennessee Municipal Bond Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)

Tennessee (continued)
Memphis-Shelby County Airport Authority Airport Revenue, (continued)
Series A, AGMC Insured, 5.00%, 7/01/39	$2,565,000	$2,572,977
Metropolitan Government of Nashville and Davidson County Electric System Revenue,
Series A, 5.00%, 5/15/36	3,500,000	3,629,675
Series A, 5.00%, 5/15/39	4,000,000	4,528,240
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board Revenue, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	5,000,000	5,639,750
Metropolitan Government of Nashville and Davidson County Sports Authority Revenue,
Public Improvement, Ballpark Project, Series A, 5.00%, 8/01/38	3,000,000	3,330,390
Public Improvement, Ballpark Project, Series A, 5.00%, 8/01/43	2,075,000	2,303,520
Metropolitan Government of Nashville and Davidson County Water and Sewer Revenue, Green Bonds, Subordinate, Series A, 5.00%, 7/01/46	6,855,000	8,287,009
Metropolitan Nashville Airport Authority Revenue,
Improvement, Series A, 5.00%, 7/01/45	4,000,000	4,455,640
Subordinate, Series B, 4.00%, 7/01/49	5,000,000	5,337,550
Pigeon Forge IDB Revenue, Public Facility, 5.00%, 6/01/34	1,250,000	1,294,375
Shelby County Health Educational and Housing Facility Board Revenue,
Educational Facilities, Rhodes College, 5.00%, 8/01/45	1,700,000	1,915,254
Educational Facilities, Rhodes College, Pre-Refunded, 5.50%, 8/01/40	5,000,000	5,301,850
Methodist Le Bonheur Healthcare, Series A, 5.00%, 5/01/36	4,000,000	4,666,720
Rhodes College, Refunding, 4.00%, 8/01/40	3,000,000	3,384,060
South Blount County Utility District Waterworks Revenue, Refunding, 3.00%, 12/01/39	2,015,000	2,169,107
Tennessee HDA Residential Finance Program Revenue,
Issue 1C, 4.00%, 7/01/43	1,245,000	1,311,682
Issue 2, 3.85%, 7/01/42	1,980,000	2,187,108
Issue 3, 3.65%, 7/01/47	990,000	1,055,736
Issue 4, Refunding, 4.00%, 7/01/43	4,500,000	4,989,105
Tennessee HDA Revenue, Homeownership Program, Series 2C, 3.80%, 7/01/43	1,105,000	1,135,984
Tennessee State School Bond Authority Revenue,
Higher Educational Facilities Second Program, Refunding, Series B, 5.00%, 11/01/40	10,000,000	11,885,100
Higher Educational Facilities Second Program, Refunding, Series B, 5.00%, 11/01/45	5,000,000	5,902,450
West Knox Utility District Knox County Water and Sewer Revenue, Refunding and Improvement, 5.00%, 6/01/41	1,000,000	1,130,640
West Wilson Utility District of Wilson County Water Revenue,
Pre-Refunded, 5.00%, 6/01/33	3,000,000	3,140,280
Refunding and Improvement, 5.00%, 6/01/40	1,545,000	1,829,635
Wilson County GO, School, Series A, 4.00%, 4/01/42	5,000,000	5,537,000
Wilson County Tenth Special School District Limited Obligation, 5.00%, 4/01/44	2,500,000	3,139,250

		193,970,312

U.S. Territories 1.5%

Puerto Rico 1.5%
[a] Puerto Rico Electric Power Authority Power Revenue, Series XX-RSA-1, 5.25%, 7/01/40	5,000,000	3,100,000

Total Municipal Bonds before Short Term Investments (Cost $188,767,744)		197,070,312

franklintempleton.com	Annual Report	45

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS

Franklin Tennessee Municipal Bond Fund (continued)

	Principal Amount	Value

Short Term Investments (Cost $200,000) 0.1%

Municipal Bonds 0.1%

Tennessee 0.1%
[b] Shelby County Health Educational and Housing Facility Board Revenue, Methodist Le Bonheur Healthcare, Refunding, Series A, AGMC Insured, SPA US Bank National Association, Daily VRDN and Put, 0.06%, 6/01/42	$200,000	$200,000

Total Investments (Cost $188,967,744) 98.4%		197,270,312

Other Assets, less Liabilities 1.6%		3,173,860

Net Assets 100.0%		$200,444,172

See Abbreviations on page 61.

aSee Note 7 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

46	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

May 31, 2020

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,631,210,728	$188,967,744

Value - Unaffiliated issuers	$2,852,023,571	$197,270,312
Cash	206,732	260,288
Receivables:
Investment securities sold	6,002,754	507,838
Capital shares sold	7,858,225	174,602
Interest	32,459,336	2,488,181
Other assets	3,005	198

Total assets	2,898,553,623	200,701,419

Liabilities:
Payables:
Capital shares redeemed	3,359,204	28,642
Management fees	1,103,428	95,177
Distribution fees	332,559	15,673
Transfer agent fees	415,590	27,047
Professional fees	68,717	44,415
Distributions to shareholders	1,341,610	29,821
Accrued expenses and other liabilities	139,504	16,472

Total liabilities	6,760,612	257,247

Net assets, at value	$2,891,793,011	$200,444,172

Net assets consist of:
Paid-in capital	$2,783,389,017	$207,163,189
Total distributable earnings (losses)	108,403,994	(6,719,017)

Net assets, at value	$2,891,793,011	$200,444,172

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	47

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

May 31, 2020

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Class A:
Net assets, at value	$425,756,928	$8,350,471

Shares outstanding	39,390,770	761,950

Net asset value per share[a]	$10.81	$10.96

Maximum offering price per share (net asset value per share ÷ 96.25%)	$11.23	$11.39

Class A1:
Net assets, at value	$1,282,021,585	$164,615,923

Shares outstanding	118,844,057	15,029,307

Net asset value per share[a]	$10.79	$10.95

Maximum offering price per share (net asset value per share ÷ 96.25%)	$11.21	$11.38

Class C:
Net assets, at value	$253,579,090

Shares outstanding	23,325,460

Net asset value and maximum offering price per share[a]	$10.87

Class R6:
Net assets, at value	$26,741,017	$2,803,162

Shares outstanding	2,470,405	255,865

Net asset value and maximum offering price per share	$10.82	$10.96

Advisor Class:
Net assets, at value	$903,694,391	$24,674,616

Shares outstanding	83,557,955	2,251,081

Net asset value and maximum offering price per share	$10.82	$10.96

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

48	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the year ended May 31, 2020

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Investment income:
Interest:
Unaffiliated issuers	$118,695,507	$7,667,095

Expenses:
Management fees (Note 3a)	13,956,841	1,204,558
Distribution fees: (Note 3c)
Class A	1,020,239	17,820
Class A1	1,374,900	181,479
Class C	1,781,753	—
Transfer agent fees: (Note 3e)
Class A	268,369	4,452
Class A1	903,909	113,328
Class C	180,225	—
Class R6	11,184	1,424
Advisor Class	637,472	15,337
Custodian fees (Note 4)	21,818	1,513
Reports to shareholders	73,988	13,585
Registration and filing fees	99,654	12,080
Professional fees	197,324	69,724
Trustees’ fees and expenses	74,750	5,364
Other	211,778	24,560

Total expenses	20,814,204	1,665,224
Expense reductions (Note 4)	(15,956)	(1,035)
Expenses waived/paid by affiliates (Note 3f)	(3,246)	(464)

Net expenses	20,795,002	1,663,725

Net investment income	97,900,505	6,003,370

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(41,775,849)	465,088

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(59,782,094)	(704,713)

Net realized and unrealized gain (loss)	(101,557,943)	(239,625)

Net increase (decrease) in net assets resulting from operations	$(3,657,438)	$5,763,745

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	49

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin California High Yield Municipal Fund		Franklin Tennessee Municipal Bond Fund
	Year Ended May 31,		Year Ended May 31,
	2020	2019	2020	2019
Increase (decrease) in net assets:
Operations:
Net investment income	$97,900,505	$92,823,527	$6,003,370	$7,252,910
Net realized gain (loss)	(41,775,849)	6,194,069	465,088	(10,168)
Net change in unrealized appreciation (depreciation)	(59,782,094)	89,825,327	(704,713)	3,715,864

Net increase (decrease) in net assets resulting from operations	(3,657,438)	188,842,923	5,763,745	10,958,606

Distributions to shareholders:
Class A	(12,490,587)	(3,188,725)	(183,564)	(63,310)
Class A1	(44,347,479)	(52,065,730)	(4,998,244)	(6,647,714)
Class C	(7,340,097)	(9,134,274)	—	—
Class R6	(889,558)	(670,331)	(92,627)	(114,742)
Advisor Class	(32,207,561)	(30,399,177)	(698,518)	(785,947)

Total distributions to shareholders	(97,275,282)	(95,458,237)	(5,972,953)	(7,611,713)

Capital share transactions: (Note 2)
Class A	201,861,524	235,411,225	3,392,035	4,860,314
Class A1	(65,993,268)	(38,267,367)	(25,773,020)	(38,480,111)
Class C	(10,484,112)	(62,677,849)	—	—
Class R6	6,463,302	7,429,963	(441,753)	(340,291)
Advisor Class	47,001,789	112,045,938	1,451,989	(671,740)

Total capital share transactions	178,849,235	253,941,910	(21,370,749)	(34,631,828)

Net increase (decrease) in net assets	77,916,515	347,326,596	(21,579,957)	(31,284,935)
Net assets:
Beginning of year	2,813,876,496	2,466,549,900	222,024,129	253,309,064

End of year	$2,891,793,011	$2,813,876,496	$200,444,172	$222,024,129

50	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

Notes to Financial Statements

1.   Organization and Significant Accounting Policies

Franklin Municipal Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class A, Class A1, Class R6 & Advisor Class

Franklin Tennessee Municipal Bond Fund

Class A, Class A1, Class C, Class R6 & Advisor Class

Franklin California High Yield Municipal Fund

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.  Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2020, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

franklintempleton.com	Annual Report	51

FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

c.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

d.   Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy.

Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

e.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

52	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At May 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin California High Yield Municipal Fund		Franklin Tennessee Municipal Bond Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended May 31, 2020
Shares sold[a]	31,096,565	$347,089,109	422,392	$4,640,650
Shares issued in reinvestment of distributions	1,004,920	11,168,678	15,918	175,312
Shares redeemed	(14,706,484)	(156,396,263)	(129,472)	(1,423,927)

Net increase (decrease)	17,395,001	$201,861,524	308,838	$3,392,035

Year ended May 31, 2019[b]
Shares sold[a]	29,417,854	$314,485,980	466,737	$5,006,589
Shares issued in reinvestment of distributions	280,016	3,023,252	5,832	63,234
Shares redeemed	(7,702,101)	(82,098,007)	(19,457)	(209,509)

Net increase (decrease)	21,995,769	$235,411,225	453,112	$4,860,314

Class A1 Shares:
Year ended May 31, 2020
Shares sold	9,480,324	$104,735,142	519,815	$5,705,758
Shares issued in reinvestment of distributions	3,389,451	37,671,175	425,353	4,681,959
Shares redeemed	(19,138,207)	(208,399,585)	(3,296,729)	(36,160,737)

Net increase (decrease)	(6,268,432)	$(65,993,268)	(2,351,561)	$(25,773,020)

Year ended May 31, 2019
Shares sold	16,558,804	$176,930,518	540,106	$5,816,998
Shares issued in reinvestment of distributions	4,123,926	44,141,197	575,127	6,190,781
Shares redeemed	(24,345,818)	(259,339,082)	(4,706,541)	(50,487,890)

Net increase (decrease)	(3,663,088)	$(38,267,367)	(3,591,308)	$(38,480,111)

Class C Shares:
Year ended May 31, 2020
Shares sold	5,632,486	$63,514,850
Shares issued in reinvestment of distributions	550,824	6,167,625
Shares redeemed[a]	(7,232,118)	(80,166,587)

Net increase (decrease)	(1,048,808)	$(10,484,112)
Year ended May 31, 2019
Shares sold	4,690,276	$50,662,807
Shares issued in reinvestment of distributions	714,904	7,709,480
Shares redeemed[a]	(11,360,194)	(121,050,136)

Net increase (decrease)	(5,955,014)	$(62,677,849)

franklintempleton.com	Annual Report	53

FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

	Franklin California High Yield Municipal Fund		Franklin Tennessee Municipal Bond Fund
	Shares	Amount	Shares	Amount

Class R6 Shares:
Year ended May 31, 2020
Shares sold	1,431,024	$16,034,824	68,971	$755,785
Shares issued in reinvestment of distributions	67,313	749,737	8,414	92,627
Shares redeemed	(935,907)	(10,321,259)	(118,152)	(1,290,165)

Net increase (decrease)	562,430	$6,463,302	(40,767)	$(441,753)

Year ended May 31, 2019
Shares sold	1,067,116	$11,383,693	63,398	$680,463
Shares issued in reinvestment of distributions	55,815	599,865	10,657	114,741
Shares redeemed	(426,215)	(4,553,595)	(106,228)	(1,135,495)

Net increase (decrease)	696,716	$7,429,963	(32,173)	$(340,291)

Advisor Class Shares:
Year ended May 31, 2020
Shares sold	29,033,470	$323,384,128	495,722	$5,462,282
Shares issued in reinvestment of distributions	2,198,640	24,498,557	56,097	617,946
Shares redeemed	(27,789,030)	(300,880,896)	(420,104)	(4,628,239)

Net increase (decrease)	3,443,080	$47,001,789	131,715	$1,451,989

Year ended May 31, 2019
Shares sold	27,870,236	$298,680,447	683,998	$7,361,521
Shares issued in reinvestment of distributions	2,061,371	22,137,099	65,070	700,827
Shares redeemed	(19,578,620)	(208,771,608)	(814,132)	(8,734,088)

Net increase (decrease)	10,352,987	$112,045,938	(65,064)	$(671,740)

aMay include a portion of Class C shares that were automatically converted to Class A.

bFor the period September 10, 2018 (effective date) to May 31, 2019.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

54	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

a. Management Fees

The Funds pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended May 31, 2020, each Fund’s gross effective investment management fee rate based on average daily net assets was as follows:

Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
0.458%	0.558%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A and A1 reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, Franklin California High Yield Municipal Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

franklintempleton.com	Annual Report	55

FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

c. Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Reimbursement Plans:
Class A	0.25%	0.25%
Class A1	0.15%	0.15%
Compensation Plans:
Class C	0.65%	—

Distributors has agreed to limit the current rate to 0.10% per year for Class A1.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$53,793	$6,164
CDSC retained	$132,676	$38

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2020, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Transfer agent fees	$809,380	$58,388

56	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until September 30, 2020.

g. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the year ended May 31, 2020, were as follows:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Purchases	$88,486,000	$7,315,000
Sales	$211,171,000	$14,145,000

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended May 31, 2020, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At May 31, 2020, the capital loss carryforwards were as follows:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Capital loss carryforwards not subject to expiration:
Short term	$83,223,344	$4,845,143
Long term	27,539,844	10,232,093

Total capital loss carryforwards	$110,763,188	$15,077,236

During the year ended May 31, 2020, the Franklin Tennessee Municipal Bond Fund utilized $37,583 of capital loss carryforwards.

The tax character of distributions paid during the years ended May 31, 2020 and 2019, was as follows:

	Franklin California High Yield Municipal Fund		Franklin Tennessee Municipal Bond Fund
	2020	2019	2020	2019
Distributions paid from tax exempt income	$97,275,282	$95,458,237	$5,972,953	$7,611,713

franklintempleton.com	Annual Report	57

FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

5. Income Taxes (continued)

At May 31, 2020, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Cost of investments	$2,636,625,066	$189,133,379

Unrealized appreciation	$280,741,180	$10,225,623
Unrealized depreciation	(65,342,675)	(2,088,690)

Net unrealized appreciation (depreciation)	$215,398,505	$8,136,933

Distributable earnings:
Undistributed tax exempt income	$5,235,168	$251,112

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales and bond workout expenditures.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2020, were as follows:

	Franklin California High Yield Municipal Fund	Franklin Tennessee Municipal Bond Fund
Purchases	$805,349,692	$25,116,856
Sales	$657,485,130	$46,112,136

7. Credit Risk and Defaulted Securities

At May 31, 2020, Franklin California High Yield Municipal Fund had 26.5% of its portfolio rated below investment grade as determined by Nationally Recognized Statistical Credit Ratings Organizations and/or internally, by investment management. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. At May 31, 2020, the aggregate value of these securities for Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund was $41,644,382 and $3,100,000, representing 1.4% and 1.5%, respectively, of each Fund’s net assets. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statements of Investments.

58	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

8. Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

9. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Funds, their ability to buy and sell fund investments at appropriate valuations and their ability to achieve their investment objectives.

10. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended May 31, 2020, the Funds did not use the Global Credit Facility.

11. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At May 31, 2020, all of the Funds’ investments in financial instruments carried at fair value were valued using Level 2 inputs.

franklintempleton.com	Annual Report	59

FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

12. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

13. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

60	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

Abbreviations

Selected Portfolio

1915 Act	Improvement Bond Act of 1915

ABAG	The Association of Bay Area Governments

AD	Assessment District

AGMC	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

BAM	Build America Mutual Assurance Co.

CDA	Community Development Authority/Agency

CFD	Community Facilities District

COP	Certificate of Participation

CRDA	Community Redevelopment Authority/Agency

CSD	Central School District

ETM	Escrow to Maturity

GNMA	Government National Mortgage Association

GO	General Obligation

HDA	Housing Development Authority/Agency

HFA	Housing Finance Authority/Agency

ID	Improvement District

IDB	Industrial Development Bond/Board

LOC	Letter of Credit

MFH	Multi-Family Housing

MFHR	Multi-Family Housing Revenue

NATL	National Public Financial Guarantee Corp.

PBA	Public Building Authority

PCFA	Pollution Control Financing Authority

PFA	Public Financing Authority

PFAR	Public Financing Authority Revenue

PUD	Public Utility District

RDA	Redevelopment Agency/Authority

SPA	Standby Purchase Agreement

UHSD	Unified/Union High School District

USD	Unified/Union School District

franklintempleton.com	Annual Report	61

FRANKLIN MUNICIPAL SECURITIES TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Municipal Securities Trust and Shareholders of Franklin Tennessee Municipal Bond Fund and Franklin California High Yield Municipal Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin Tennessee Municipal Bond Fund and Franklin California High Yield Municipal Fund (constituting Franklin Municipal Securities Trust, hereafter collectively referred to as the “Funds”) as of May 31, 2020, the related statements of operations for the year ended May 31, 2020, the statements of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial positions of each of the Funds as of May 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

July 17, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

62	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2020. A portion of the Funds’ exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2021, shareholders will be notified of amounts for use in preparing their 2020 income tax returns.

franklintempleton.com	Annual Report	63

FRANKLIN MUNICIPAL SECURITIES TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	129	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	110	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	129	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 1998 and Lead Independent Trustee since 2019	129	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present); formerly, RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

64	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	129	Boeing Capital Corporation (aircraft financing) (2006-2010).

Principal Occupation During at Least the Past 5 Years:

Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	129	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	140	None

Principal Occupation During at Least the Past 5 Years:

Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	129	None

Principal Occupation During at Least the Past 5 Years:

Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

franklintempleton.com	Annual Report	65

FRANKLIN MUNICIPAL SECURITIES TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Interim Chief Compliance Officer	Since January 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 17 of the investment companies in Franklin Templeton.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Treasurer, U.S. Fund Administration & Reporting and officer of 24 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co- Secretary	Vice President since 2009 and Co- Secretary since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

66	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co-Secretary	Vice President since 2011 and Co- Secretary since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com	Annual Report	67

FRANKLIN MUNICIPAL SECURITIES TRUST

Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN MUNICIPAL SECURITIES TRUST

Franklin California High Yield Municipal Fund Franklin Tennessee Municipal Bond Fund

(each a Fund)

At an in-person meeting held on February 25, 2020 (Meeting), the Board of Trustees (Board) of Franklin Municipal Securities Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from the Manager relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and

(v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager, as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Funds. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital

68	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

SHAREHOLDER INFORMATION

investments relating to the services provided to the Funds by the FT organization. The Board specifically noted FT’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and Chief Executive Officer of FRI, about goals she has for the company that will benefit the Funds.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2019. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin California High Yield Municipal Fund - The Performance Universe for the Fund included the Fund and all retail and institutional California municipal debt funds. The Board noted that the Fund’s annualized income return and annualized total return for the one-, three-, five- and 10-year periods were above the medians and in the first quintile (best) of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Tennessee Municipal Bond Fund - The Performance Universe for the Fund included the Fund and all retail and institutional “other states” municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the

Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A1 shares for the Funds and for Class A shares and Class M shares for the other funds in the Franklin California High Yield Municipal Fund’s Expense Group and for Class A shares for the other funds in the Franklin Tennessee Municipal Bond Fund’s Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Franklin California High Yield Municipal Fund included the Fund and eight other California municipal debt funds. The Expense Group for the Franklin Tennessee Municipal Bond Fund included the Fund and nine other “other states” municipal debt funds. The Board noted that the Management Rate for each Fund was above the median of its respective Expense Group. The Board also noted that the actual total expense ratio for each Fund was below the median of its respective Expense Group. The Board concluded that the Management Rate charged to

franklintempleton.com	Annual Report	69

FRANKLIN MUNICIPAL SECURITIES TRUST

SHAREHOLDER INFORMATION

each Fund is reasonable. In doing so, the Board noted that the Management Rate for the Franklin California High Yield Municipal Fund was only 3.2 basis points higher than the median Management Rate of the Fund’s Expense Group and the Management Rate for the Franklin Tennessee Municipal Bond Fund was less than one basis point higher than the median Management Rate of the Fund’s Expense Group.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged by the Manager to review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable up front expenditures by the Manager but, over the long run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent US Securities and Exchange Commission and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether each Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the FT family of funds as a whole. The Board noted that the Franklin Tennessee Municipal Bond Fund does not have an asset size that would likely enable the Fund to achieve economies of scale, but concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Liquidity Risk Management Program

The Funds have adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio

70	Annual Report	franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST

SHAREHOLDER INFORMATION

investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. The Funds’ Board of Trustees approved the appointment of the Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) as the Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for FT products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Investment Compliance, Investment Operations, Valuation Committee and Product Management groups.

The LRMP Administrator Annual Report was presented to the Fund(s) Board of Trustees at their meetings in May 2020. The report covered the adequacy and effectiveness of the program during the period December 1, 2018 to December 31, 2019 (the “covered period”). The report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund. In addition, the LRMP Administrator presented the Fund Board of Trustees an update on liquidity during the first quarter of 2020 in relation to the COVID-19 pandemic.

During the reporting period, the Fund maintained a high level of liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments”. As a result, the Fund was designated a “Primarily Highly Liquid Fund” as defined under the Liquidity Rule and has not adopted a “Highly Liquid Investment Minimum.” A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

There can be no assurance that the program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com	Annual Report	71

This page intentionally left blank.

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Franklin Municipal Securities Trust

Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
franklintempleton.com

© 2020 Franklin Templeton Investments. All rights reserved.	MUN A 07/20

Item 2. Code of Ethics.

(a)     The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)     N/A

(d)     N/A

(f)     Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)  (1)    The Registrant has an audit committee financial expert serving on its audit committee.

(2)   The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)                Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $85,359 for the fiscal year ended May 31, 2020 and $78,628 for the fiscal year ended May 31, 2019.

(b)                Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)                Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended May 31, 2020 and $25,000 for the fiscal year ended May 31, 2019. The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions, professional fees in connection with an Indonesia withholding tax refund claim and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d)                All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $1,329 for the fiscal year ended May 31, 2020 and $0 for the fiscal year ended May 31, 2019. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $197,944 for the fiscal year ended May 31, 2020 and $16,500 for the fiscal year ended May 31, 2019. The services for which these fees were paid included the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures, valuation services related to a fair value engagement, professional fees in connection with determining the feasibility of a U.S. direct lending structure, benchmarking services in connection with the ICI TA survey, and assets under management certification.

(e)    (1)    The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e)    (2)    None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)    No disclosures are required by this Item 4(f).

(g)    The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $199,273 for the fiscal year ended May 31, 2020 and $41,500 for the fiscal year ended May 31, 2019.

(h)    The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.     Audit Committee of Listed Registrants.                                            N/A

Item 6. Schedule of Investments.                                                                          N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                                                                                                               N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                                                                                                                    N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.                                                                                                              N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

 (a)     Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

 (b)    Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.                                                                                                  N/A

Item 13. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUNICIPAL SECURITIES TRUST

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	July 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	July 31, 2020

By	/S/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date	July 31, 2020